PIONEER AMERICA INCOME TRUST
                                 60 State Street
                           Boston, Massachusetts 02109

                       STATEMENT OF ADDITIONAL INFORMATION

                  CLASS A, CLASS B, CLASS C AND CLASS R SHARES


                                   MAY 1, 2003


This statement of additional information is not a prospectus. It should be read in conjunction with the fund's Class A, Class B and Class C shares prospectus and its Class R share prospectus, each dated May 1, 2003, as supplemented or revised from time to time. A copy each prospectus can be obtained free of charge by calling Shareholder Services at 1-800-225-6292 or by written request to the fund at 60 State Street, Boston, Massachusetts 02109. You can also obtain a copy of each prospectus from our website at: www.pioneerfunds.com. The fund's financial statements for the fiscal year ended December 31, 2002 are incorporated into this statement of additional information by reference. The most recent annual report to shareholders is attached to this statement of additional information.



                                TABLE OF CONTENTS
                                                                           PAGE

1.       Fund History..........................................................2
2.       Investment Policies, Risks and Restrictions...........................2
3.       Trustees and Officers.................................................9
4.       Investment Adviser...................................................19
5.       Principal Underwriter and Distribution Plans.........................21
6.       Shareholder Servicing/Transfer Agent.................................26
7.       Custodian............................................................26
8.       Independent Auditors.................................................26
9.       Portfolio Transactions...............................................27
10.      Description of Shares................................................28
11.      Sales Charges........................................................29
12.      Redeeming Shares.....................................................34
13.      Telephone and Online Transactions....................................35
14.      Pricing of Shares....................................................37
15.      Tax Status...........................................................38
16.      Investment Results...................................................40
17.      Financial Statements.................................................45
18.      Annual Fee, Expense and Other Information............................47
19.      Appendix A - Description of Short-term Debt, Corporate Bond and
         Preferred Stock Ratings..............................................52
20.      Appendix B - Performance Statistics..................................57
21.      Appendix C - Other Pioneer Information...............................64

1.       FUND HISTORY

The fund is a diversified open-end management investment company. The fund was organized as a Massachusetts business trust on March 17, 1988. Prior to July 1, 1994, the fund was named Pioneer U.S. Government Trust.

2.       INVESTMENT POLICIES, RISKS AND RESTRICTIONS


The prospectuses present the investment objective and the principal investment strategies and risks of the fund. This section supplements the disclosure in the fund's prospectus and provides additional information on the fund's investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the fund's assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing and illiquid securities). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the fund's restrictions and policies.


PRIMARY INVESTMENTS

The fund invests exclusively in securities that are backed by the full faith and credit of the U.S. government, and repurchase agreements and "when-issued" commitments with respect to these securities. The fund may only invest in these securities and engage in transactions in these securities to the extent that they are legal under applicable Federal law for federal credit unions.

U.S. GOVERNMENT SECURITIES

U.S. government securities in which the fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include:
(i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund's distribution obligations, in which case the fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

MORTGAGE-BACKED SECURITIES


The fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, and other mortgage securities such as real estate mortgage investment conduits ("REMIC") pass-through certificates, collateralized mortgage obligations ("CMOs"), interest only mortgage-backed securities and principal only mortgage-backed securities and other types of "mortgage-backed securities" that may be available in the future. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Mortgage-backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities' effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the fund's portfolio at the time the fund receives the payments for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If the fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the fund's principal investment to the extent of the premium paid.


The value of mortgage-backed securities may also change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues.

GUARANTEED MORTGAGE PASS-THROUGH SECURITIES. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. government or one of its agencies or instrumentalities, including but not limited to GNMA, FNMA and FHLMC. GNMA certificates are guaranteed by the full faith and credit of the U.S. government for timely payment of principal and interest on the certificates. FNMA certificates are guaranteed by FNMA, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. FHLMC certificates are guaranteed by FHLMC, a corporate instrumentality of the U.S. government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.


MULTIPLE-CLASS PASS-THROUGH SECURITIES AND CMOS. CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. government agencies and instrumentalities. REMICs are CMO vehicles that qualify for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code") and invest in mortgages principally secured by interests in real property and other investments permitted by the Code. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMO or REMIC certificates on a monthly basis.


Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.



RISK FACTORS ASSOCIATED WITH MORTGAGE-BACKED SECURITIES. Investing in mortgage-backed securities involves certain risks, including the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. However, due to adverse tax consequences under current tax laws and due to Federal laws applicable to federal credit unions, the fund does not intend to acquire "residual" interests in REMICs. Further, the yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates of the underlying instrument, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.


Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, the fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental, agency or other guarantee. When the fund reinvests amounts representing payments and unscheduled prepayments of principal, it may obtain a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, mortgage-backed securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

ASSET-BACKED SECURITIES

The fund may invest in asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

The underlying assets (e.g., loans) are subject to prepayments which shorten the securities' weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or trust providing the credit support or enhancement.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

The fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the fund prior to the actual delivery or payment by the other party to the transaction. The fund will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. The fund's obligations with respect to when-issued and delayed delivery transactions will be fully collateralized by segregating liquid assets with a value equal to the fund's obligations. See "Asset Segregation."

ILLIQUID SECURITIES


The fund will not invest more than 15% of its net assets in illiquid and other securities that are not readily marketable. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (the "1933 Act"), are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid by Pioneer Investment Management, Inc. ("Pioneer"). Pioneer determines the liquidity of Rule 144A and other restricted securities according to procedures adopted by the Board of Trustees. Under the direction of the Board of Trustees, Pioneer monitors the application of these guidelines and procedures. The inability of the fund to dispose of illiquid investments readily or at reasonable prices could impair the fund's ability to raise cash for redemptions or other purposes. If the fund sold restricted securities other than pursuant to an exception from registration under the 1933 Act such as Rule 144A, it may be deemed to be acting as an underwriter and subject to liability under the 1933 Act.


REPURCHASE AGREEMENTS

The fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the fund's purchase price, with the difference being income to the fund. Under the direction of the Board of Trustees, Pioneer reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the fund's custodian in a segregated, safekeeping account for the benefit of the fund. Repurchase agreements afford the fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the fund has not perfected a security interest in the security, the fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the fund would be at risk of losing some or all of the principal and interest involved in the transaction.

ASSET SEGREGATION


The Investment Company Act of 1940, as amended (the "1940 Act") requires that the fund segregate assets in connection with certain types of transactions that may have the effect of leveraging the fund's portfolio. If the fund enters into a transaction requiring segregation, such as a forward commitment, the custodian or Pioneer will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated.


PORTFOLIO TURNOVER

It is the policy of the fund not to engage in trading for short-term profits although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the fund. See Annual Fee, Expense and Other Information for the fund's annual portfolio turnover rate.

INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS. The fund has adopted certain fundamental investment restrictions which may not be changed without the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the fund. For this purpose, a majority of the outstanding shares of the fund means the vote of the lesser of:

i. 67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or
ii.    more than 50% of the outstanding shares of the fund.

The fund may not:

(1) Invest its assets, except in U.S. government securities (as described in the prospectus) and in when-issued commitments and repurchase agreements with respect to these securities;

(2) Borrow money, except from banks to meet redemptions in amounts not exceeding 33 1/3% (taken at the lower of cost or current value) of its total assets (including the amount borrowed). The fund does not intend to borrow money during the coming year, and will do so only as a temporary measure for extraordinary purposes or to facilitate redemptions. The fund will not purchase securities while any borrowings are outstanding;

(3)  Purchase securities on margin;

(4) Make loans to any person, except by (a) the purchase of a debt obligation in which the fund is permitted to invest and (b) engaging in repurchase agreements;

(5) Act as an underwriter, except as it may be deemed to be an underwriter in a sale of restricted securities; or

(6) Issue senior securities, except as permitted by restrictions nos. 2 and 4 above, and, for purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts and repurchase agreements entered into in accordance with the fund's investment policies.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS.

(1) Invest in real estate, except that the fund may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-backed securities.

In order to qualify as a permissible investment for Federal credit unions, the fund has agreed to adopt the following additional investment restrictions which are not fundamental and may be changed by a vote of the fund's Board of Trustees and without shareholder approval or notification:

     (a) The fund may contract for the purchase or sale of a security as long as the delivery of the security is by regular-way settlement. Regular-way settlement means delivery of a security from a seller to a buyer within the time frame that the securities industry has established for that type of security.

     (b) The fund may invest in a variable rate investment, as long as the index is tied to domestic interest rates and not, for example, to foreign currencies, foreign interest rates, or domestic or foreign commodity prices, equity prices, or inflation rates. For these purposes, the U.S. dollar-denominated London Interbank Offered Rate (LIBOR) is a domestic interest rate.

     (c) The fund may not invest in shares or deposits in a corporate credit union.

     (d) The fund may not invest in a registered investment company or collective investment fund.

     (e)  The fund may not invest in municipal securities.

     (f)  The fund may not invest in any of the following instruments:

          (1) Yankee dollar deposits; (2) Eurodollar deposits; (3) Banker's acceptances; (4) Deposit notes; and (5) Bank notes.

     (g)  The fund may enter into a repurchase transaction as long as:

          (1) The repurchase securities are of the type described in the prospectus for investment by the fund;

          (2) The fund receives a daily assessment of the market value of the repurchase securities, including accrued interest, and maintains adequate margin that reflects a risk assessment of the repurchase securities and the terms of the transaction; and

          (3) The fund has entered into signed contracts with all approved counterparties.

     (h) The fund may not enter into reverse repurchase and collateralized borrowing transactions.

     (i)  The fund may not lend portfolio securities.

     (j) (1) The fund may trade securities, including engaging in when-issued trading and pair-off transactions, as long as the fund's investment adviser can show that it has sufficient resources, knowledge, systems, and procedures to handle the risks.

          (2) The fund must record any security it purchases or sells for trading purposes at fair value on the trade date. The trade date is the date the fund commits, orally or in writing, to purchase or sell a security.

          (3) At least monthly, the fund must give its Board of Trustees or the investment adviser's investment-related committee a written report listing all purchase and sale transactions of trading securities and the resulting gain or loss on an individual basis.

     (k) The fund may not purchase or sell financial derivatives, such as futures, options, interest rate swaps, or forward rate agreements.

     (l) The fund may not engage in adjusted trading or short sales. Adjusted trading means any method or transaction used to defer a loss whereby the fund sells a security to a counterparty at a price above its then-current market price and simultaneously purchases or commits to purchase from the counterparty another security at a price above its then-current price.

     (m) The fund may not purchase stripped mortgage-backed securities, residual interests in CMOs/REMICs, mortgage servicing rights, commercial mortgage related securities, or small business related securities.

     (n) The fund may not purchase a zero coupon investment with a maturity date that is more than 10 years from the settlement date.



3.   TRUSTEES AND OFFICERS



The fund's Board of Trustees provides broad supervision over the fund's affairs.
The officers of the fund are responsible for the fund's operations. The fund's
Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested
Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 50
U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.


------------------- ------------------ ------------------ ---------------------------------- -----------------------------

                                       TERM OF OFFICE
NAME, AGE AND       POSITION HELD      AND LENGTH OF      PRINCIPAL OCCUPATION DURING PAST   OTHER DIRECTORSHIPS HELD BY
ADDRESS             WITH THE FUND      SERVICE            FIVE YEARS                         THIS TRUSTEE

------------------- ------------------ ------------------ ---------------------------------- -----------------------------
--------------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEES:


--------------------------------------------------------------------------------------------------------------------------
------------------- ------------------ ------------------ ---------------------------------- -----------------------------

John F. Cogan,      Chairman of the    Trustee since      Deputy Chairman and a Director     Director of Harbor Global
Jr. (76)*           Board, Trustee              1988.     of Pioneer Global Asset            Company, Ltd.
                    and President               Serves    Management S.p.A. ("PGAM");
                                                until     Non-Executive Chairman and a
                                                retirementDirector of Pioneer Investment
                                                or        Management USA Inc. ("PIM-USA");
                                                removal.  Chairman and a Director of
                                                          Pioneer and the
                                                          various Momentum
                                                          Funds; Director,
                                                          Pioneer Alternative
                                                          Investments; Director
                                                          and Chairman of the
                                                          Supervisory Board of
                                                          Pioneer Czech
                                                          Investment Company,
                                                          a.s.; President of all
                                                          of the Pioneer Funds;
                                                          and Of Counsel (since
                                                          2000, partner prior to
                                                          2000), Hale and Dorr
                                                          LLP (counsel to
                                                          PIM-USA and the
                                                          Pioneer Funds)

------------------- ------------------ ------------------ ---------------------------------- -----------------------------
--------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES:

--------------------------------------------------------------------------------------------------------------------------
------------------------ ------------- ------------------ ---------------------------------- -----------------------------

Mary K. Bush (55)        Trustee       Trustee since      President, Bush International      Director and/or Trustee of
3509 WOODBINE STREET,                  1997. Serves       (international financial           Brady Corporation
CHEVY CHASE, MD 20815                  until retirement   advisory firm)                     (industrial identification
                                       or removal.                                           and specialty coated
                                                                                             material products
                                                                                             manufacturer), Mortgage
                                                                                             Guaranty Insurance
                                                                                             Corporation, R.J. Reynolds
                                                                                             Tobacco Holdings, Inc.
                                                                                             (tobacco) and Student Loan
                                                                                             Marketing Association
                                                                                             (secondary marketing of
                                                                                             student loans)

------------------------ ------------- ------------------ ---------------------------------- -----------------------------
------------------------ ------------- ------------------ ---------------------------------- -----------------------------

Richard H. Egdahl,       Trustee       Trustee since      Alexander Graham Bell Professor    None
M.D. (76)                              1992. Serves       of Health Care Entrepreneurship,
BOSTON UNIVERSITY                      until retirement   Boston University; Professor of
HEALTHCARE                             or removal.        Management, Boston University
ENTREPRENEURSHIP                                          School of Management; Professor
PROGRAM, 53 BAY STATE                                     of Public Health, Boston
ROAD, BOSTON, MA 02215                                    University School of Public
                                                          Health; Professor of Surgery,
                                                          Boston University School of
                                                          Medicine; and University
                                                          Professor, Boston University

------------------------ ------------- ------------------ ---------------------------------- -----------------------------
------------------------ ------------- ------------------ ---------------------------------- -----------------------------

Margaret B.W. Graham     Trustee       Trustee since      Founding Director, The Winthrop    None
(55)                                   1990. Serves       Group, Inc. (consulting firm);
1001 SHERBROOKE STREET                 until retirement   Professor of Management, Faculty
WEST, MONTREAL,                        or removal.        of Management, McGill University
QUEBEC, CANADA

------------------------ ------------- ------------------ ---------------------------------- -----------------------------
------------------------ ------------- ------------------ ---------------------------------- -----------------------------

Marguerite A. Piret      Trustee       Trustee since      President and Chief Executive      None
(54)                                   1988. Serves       Officer, Newbury, Piret &
ONE BOSTON PLACE, 28TH                 until retirement   Company, Inc. (investment
FLOOR, BOSTON, MA 02108                or removal.        banking firm)

------------------------ ------------- ------------------ ---------------------------------- -----------------------------
------------------------ ------------- ------------------ ---------------------------------- -----------------------------

Stephen K. West (74)     Trustee       Trustee since      Senior Counsel, Sullivan &         Director, The Swiss
125 BROAD STREET, NEW                  1993. Serves       Cromwell (law firm)                Helvetia Fund, Inc.
YORK, NY 10004                         until retirement                                      (closed-end investment
                                       or removal.                                           company) and AMVESCAP PLC
                                                                                             (investment managers)

------------------------ ------------- ------------------ ---------------------------------- -----------------------------
------------------------ ------------- ------------------ ---------------------------------- -----------------------------

John Winthrop (66)       Trustee       Trustee since      President, John Winthrop & Co.,    None
ONE NORTH ADGERS                       1988. Serves       Inc. (private investment firm)
WHARF, CHARLESTON, SC                  until retirement
29401                                  or removal.

------------------------ ------------- ------------------ ---------------------------------- -----------------------------
--------------------------------------------------------------------------------------------------------------------------

FUND OFFICERS:

--------------------------------------------------------------------------------------------------------------------------
------------------- ------------------ ------------------ ---------------------------------- -----------------------------

Joseph P. Barri     Secretary          Since 1988.        Partner, Hale and Dorr LLP;        None
(56)                                   Serves at the      Secretary of all of the Pioneer
                                       discretion of      Funds
                                       Board

------------------- ------------------ ------------------ ---------------------------------- -----------------------------
------------------- ------------------ ------------------ ---------------------------------- -----------------------------

Dorothy E.          Assistant          Since November,    Secretary of PIM-USA; Senior       None
Bourassa (55)       Secretary          2000. Serves at    Vice President - Legal of
                                       the discretion     Pioneer; and Secretary/Clerk of
                                       of Board           most of PIM-USA's subsidiaries
                                                          since October 2000; Assistant
                                                          Secretary of all of the Pioneer
                                                          Funds since November
                                                          2000; Senior Counsel,
                                                          Assistant Vice
                                                          President and Director
                                                          of Compliance of
                                                          PIM-USA from April
                                                          1998 through October
                                                          2000; Vice President
                                                          and Assistant General
                                                          Counsel, First Union
                                                          Corporation from
                                                          December 1996 through
                                                          March 1998

------------------- ------------------ ------------------ ---------------------------------- -----------------------------
------------------- ------------------ ------------------ ---------------------------------- -----------------------------

Vincent Nave (57)   Treasurer          Since November,    Vice President-Fund Accounting,    None
                                       2000. Serves at    Administration and Custody
                                       the discretion     Services of Pioneer (Manager
                                       of Board           from September 1996 to February
                                                          1999); and Treasurer of all of
                                                          the Pioneer Funds (Assistant
                                                          Treasurer from June 1999 to
                                                          November 2000)

------------------- ------------------ ------------------ ---------------------------------- -----------------------------
------------------- ------------------ ------------------ ---------------------------------- -----------------------------

Luis I. Presutti    Assistant          Since November,    Assistant Vice President-Fund      None
(38)                Treasurer          2000. Serves at    Accounting, Administration and
                                       the discretion     Custody Services of Pioneer
                                       of Board           (Fund Accounting Manager from
                                                          1994 to 1999); and Assistant
                                                          Treasurer of all of the Pioneer
                                                          Funds since November 2000

------------------- ------------------ ------------------ ---------------------------------- -----------------------------
------------------- ------------------ ------------------ ---------------------------------- -----------------------------

Gary Sullivan (45)  Assistant          Since May, 2002.   Fund Accounting Manager - Fund     None
                    Treasurer          Serves at the      Accounting, Administration and
                                       discretion of      Custody Services of Pioneer; and
                                       Board              Assistant Treasurer of all of
                                                          the Pioneer Funds since May 2002

------------------- ------------------ ------------------ ---------------------------------- -----------------------------
------------------- ------------------ ------------------ ---------------------------------- -----------------------------

Alan Janson (32)    Assistant          Since July,        Manager, Valuation Risk and        None
                    Treasurer          2002. Serves at    Information Technology - Fund
                                       the discretion     Accounting, Administration and
                                       of Board           Custody Services of Pioneer
                                                          since March 2002; and
                                                          Assistant Treasurer of
                                                          all of the Pioneer
                                                          Funds since July 2002.
                                                          Manager, Valuation
                                                          Risk and Performance
                                                          Reporting of Pioneer
                                                          from June 2000 to
                                                          February 2002; Member
                                                          of Pioneer Pricing
                                                          Group from 1996 to
                                                          2000 (promoted to
                                                          Manager in 1998)

------------------- ------------------ ------------------ ---------------------------------- -----------------------------


*Mr. Cogan is an Interested Trustee because he is an officer or director of the fund's investment adviser and certain of its affiliates.

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.



The table below lists all of the U.S.-registered Pioneer mutual funds currently offered to the public and the investment adviser and principal underwriter for each fund.
------------------------------------ ------------------------- ----------------
                                     INVESTMENT ADVISER        PRINCIPAL
FUND NAME                                                      UNDERWRITER
------------------------------------ ------------------------- ----------------


Pioneer America Income Trust                 Pioneer                   PFD
Pioneer Balanced Fund                        Pioneer                   PFD
Pioneer Bond Fund                            Pioneer                   PFD
Pioneer Cash Reserves Fund                   Pioneer                   PFD
Pioneer Core Equity Fund                     Pioneer                   PFD
Pioneer Emerging Growth Fund                 Pioneer                   PFD
Pioneer Emerging Markets Fund                Pioneer                   PFD
Pioneer Equity Income Fund                   Pioneer                   PFD
Pioneer Europe Fund                          Pioneer                   PFD
Pioneer Europe Select Fund                   Pioneer                   PFD
Pioneer Fund                                 Pioneer                   PFD
Pioneer Global High Yield Fund               Pioneer                   PFD
Pioneer Global Value Fund                    Pioneer                   PFD
Pioneer Growth Shares                        Pioneer                   PFD
Pioneer High Income Trust                    Pioneer                   Note 2
Pioneer High Yield Fund                      Pioneer                   PFD
Pioneer Independence Fund                    Pioneer                   Note 1
Pioneer Interest Shares                      Pioneer                   Note 2
Pioneer International Equity Fund            Pioneer                   PFD
Pioneer International Value Fund             Pioneer                   PFD
Pioneer Large Cap Growth Fund                Pioneer                   PFD
Pioneer Large Cap Value Fund                 Pioneer                   PFD
Pioneer Market Neutral Fund                  Pioneer                   PFD
Pioneer Mid Cap Growth Fund                  Pioneer                   PFD
Pioneer Mid Cap Value Fund                   Pioneer                   PFD
Pioneer Protected Principal Plus Fund        Pioneer                   PFD
Pioneer Protected Principal Plus Fund II     Pioneer                   PFD
Pioneer Real Estate Shares                   Pioneer                   PFD
Pioneer Science & Technology Fund            Pioneer                   PFD
Pioneer Small Cap Value Fund                 Pioneer                   PFD
Pioneer Small Company Fund                   Pioneer                   PFD
Pioneer Strategic Income Fund                Pioneer                   PFD
Pioneer Tax Free Income Fund                 Pioneer                   PFD
Pioneer Value Fund                           Pioneer                   PFD
Pioneer Variable Contracts Trust             Pioneer                   Note 3


Note 1 This fund is available to the general public only through Pioneer Independence Plans, a systematic investment plan sponsored by PFD.

Note 2 This fund is a closed-end fund.


Note 3 This is a series of 16 separate portfolios designed to provide investment vehicles for the variable annuity and variable life insurance contracts of various insurance companies or for certain qualified pension plans.


BOARD COMMITTEES

During the most recent fiscal year, the Board of Trustees held 8 meetings. Each Trustee attended at least 75% of such meetings.


The Board of Trustees has an Audit Committee, a Nominating Committee, a Valuation Committee, an Independent Trustees Committee and a Policy Administration Committee. Committee members are as follows:
AUDIT
Marguerite A. Piret (Chair), Stephen K West and John Winthrop

INDEPENDENT TRUSTEES
Mary K. Bush, Richard H. Egdahl, Margaret B.W. Graham (Chair), Marguerite A. Piret, Stephen K. West and John Winthrop

NOMINATING
Mary K. Bush, Richard H. Egdahl (Chair) and Marguerite A. Piret

VALUATION
Mary K. Bush, Marguerite A. Piret (Chair) and John Winthrop

POLICY ADMINISTRATION
Mary K. Bush (Chair), Richard H. Egdahl and Margaret B.W. Graham

During the most recent fiscal year, the Audit, Nominating, Valuation and Independent Trustees Committees held 11, 1, 8 and 11 meetings, respectively.


The Board of Trustees has adopted a charter for the Audit Committee. In accordance with its charter, the purposes of the Audit Committee are to:

|X| act as a liaison between the fund's independent auditors and the full Board of Trustees of the fund;

|X| discuss with the fund's independent auditors their judgments about the quality of the fund's accounting principles and underlying estimates as applied in the fund's financial reporting;

|X| review and assess the renewal materials of all related party contracts and agreements, including management advisory agreements, underwriting contracts, administration agreements, distribution contracts, and transfer agency contracts, among any other instruments and agreements that may be appropriate from time to time;


|X| review and approve insurance coverage and allocations of premiums between the management and the fund and among the Pioneer Funds;

|X| review and approve expenses under the administration agreement between Pioneer and the fund and allocations of such expenses among the Pioneer Funds; and

|X| receive on a periodic basis a formal written statement delineating all relationships between the auditors and the fund or Pioneer; to actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors; and to recommend that the Trustees take appropriate action in response to the independent auditors' report to satisfy itself of the independent auditors' independence.

The Nominating Committee reviews the qualifications of any candidate recommended by the Independent Trustees to serve as an Independent Trustee and makes a recommendation regarding that person's qualifications. The Committee does not accept nominations from shareholders.

The Valuation Committee reviews the valuation assigned to certain securities by Pioneer in accordance with the fund's valuation procedures.


The Policy Administration Committee reviews the implementation of certain of the fund's administrative policies and procedures.


The Independent Trustees Committee reviews the fund's management contract and other related party contracts annually and is also responsible for any other action required to be taken, under the 1940 Act, by the Independent Trustees acting alone.

The fund's Declaration of Trust provides that the fund will indemnify the Trustees and officers against liabilities and expenses incurred in connection with any litigation in which they may be involved because of their offices with the fund, unless it is determined in the manner specified in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

COMPENSATION OF OFFICERS AND TRUSTEES

The fund pays no salaries or compensation to any of its officers. The Pioneer Funds, including the fund, compensate their trustees as follows:

o each fund with assets greater than $250 million pays each Trustee who is not affiliated with PIM-USA, Pioneer, PFD, PIMSS or UniCredito Italiano (i.e., Independent Trustees) an annual base fee calculated on the basis of the fund's net assets.
o each fund with assets less than $250 million pays each Independent Trustee an annual fee of $1,000.
o    each fund with assets greater than $50 million pays each Interested
     Trustee an annual fee of $500 and each fund with assets less than $50 million pays each Interested Trustee an annual fee of $200 (Pioneer reimburses the fund for these fees).
o each fund with assets greater than $250 million pays each Independent Trustee who serves on each board committee an annual committee fee based on the fund's net assets (with additional compensation for chairpersons of such committees).

See "Compensation of Officers and Trustees" in Annual Fee, Expense and Other Information.

SALES LOADS. The fund offers its shares to Trustees and officers of the fund and employees of Pioneer and its affiliates without a sales charge in order to encourage investment in the fund by individuals who are responsible for its management and because the sales to such persons do not entail any sales effort by the fund, brokers or other intermediaries.

OTHER INFORMATION

MATERIAL RELATIONSHIPS OF THE INDEPENDENT TRUSTEES. For purposes of the statements below:

o the IMMEDIATE FAMILY MEMBERS of any person are their spouse, children in the person's household (including step and adoptive children) and any dependent of the person.

o an entity in a CONTROL RELATIONSHIP means any person who controls, is controlled by or is under common control with the named person. For example, UniCredito Italiano is an entity that is in a control relationship with Pioneer.

o a RELATED FUND is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, for which Pioneer or any of its affiliates act as investment adviser or for which PFD or any of its affiliates act as principal underwriter. For example, the fund's related funds include all of the Pioneer Funds and any non-U.S. funds managed by Pioneer or its affiliates.


As of December 31, 2002, none of the Independent Trustees, nor any of their immediate family members, beneficially owned any securities issued by Pioneer, UniCredito Italiano or any other entity in a control relationship to Pioneer or PFD. During the calendar years 2001 and 2002, none of the Independent Trustees, nor any of their immediate family members, had any direct or indirect interest (the value of which exceeded $60,000), whether by contract, arrangement or otherwise, in Pioneer, UniCredito Italiano, or any other entity in a control relationship to Pioneer or PFD. During the calendar years 2001 and 2002, none of the Independent Trustees, nor any of their immediate family members, had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $60,000 and to which any of the following were a party (each a "fund related party"):


o        the fund
o        an officer of the fund
o        a related fund
o        an officer of any related fund
o        Pioneer
o        PFD
o        an officer of Pioneer or PFD
o        any affiliate of Pioneer or PFD
o        an officer of any such affiliate


During the calendar years 2001 and 2002, none of the Independent Trustees, nor any of their immediate family members, had any relationship (the value of which exceeded $60,000) with any fund related party, including, but not limited to, relationships arising out of (i) the payment for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate) or (iv) the provision of consulting services, except that Mr. West, an Independent Trustee, is Senior Counsel to Sullivan & Cromwell and acts as counsel to the Independent Trustees and the Independent Trustees of the other Pioneer Funds. The aggregate compensation paid to Sullivan & Cromwell by the fund and the other Pioneer Funds exceeded $60,000 in each of 2001 and 2002.


During the calendar years 2001 and 2002, none of the Independent Trustees, nor any of their immediate family members, served as a member of a board of directors on which an officer of any of the following entities also serves as a director:

o        Pioneer
o        PFD
o        UniCredito Italiano
o        any other entity in a control relationship with Pioneer or PFD

None of the fund's Trustees or officers has any arrangement with any other person pursuant to which that Trustee or officer serves on the Board of Trustees. During the calendar years 2001 and 2002, none of the Independent Trustees, nor any of their immediate family members, had any position, including as an officer, employee, director or partner, with any of the following:

o        the fund
o        any related fund
o        Pioneer
o        PFD
o        any affiliated person of the fund, Pioneer or PFD
o        UniCredito Italiano
o        any other entity in a control relationship to the fund, Pioneer or PFD

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE MANAGEMENT CONTRACT. The 1940 Act requires that the fund's management contract be approved annually by both the Board of Trustees and a majority of the Independent Trustees voting separately. The Independent Trustees have determined that the terms of the fund's management contract are fair and reasonable and that the contract is in the fund's best interest. The Independent Trustees believe that the management contract will enable the fund to enjoy high quality investment advisory services at a cost they deem appropriate, reasonable and in the best interests of the fund and its shareholders. In making such determinations, the Independent Trustees met independently from the Interested Trustees of the fund and any officers of Pioneer or its affiliates. The Independent Trustees also relied upon the assistance of counsel to the Independent Trustees and counsel to the fund.

In evaluating the management contract, the Independent Trustees reviewed materials furnished by Pioneer, including information regarding Pioneer, UniCredito Italiano, their respective affiliates and their personnel, operations and financial condition. The Independent Trustees discussed with representatives of Pioneer the fund's operations and Pioneer's ability to provide advisory and other services to the fund. The Independent Trustees also reviewed:

o the investment performance of the fund and other Pioneer Funds with similar investment strategies;

o the fee charged by Pioneer for investment advisory and administrative services, as well as other compensation received by PFD and PIMSS;

o        the fund's projected total operating expenses;

o the investment performance, fees and total expenses of investment companies with similar objectives and strategies managed by other investment advisers;
o the experience of the investment advisory and other personnel providing services to the fund and the historical quality of the services provided by Pioneer; and

o        the profitability to Pioneer of managing the fund.

The Independent Trustees considered the following as relevant to their recommendations: (1) the favorable history, reputation, qualification and background of Pioneer and UniCredito Italiano, as well as the qualifications of their personnel and their respective financial conditions; (2) that the fee and expense ratios of the fund are reasonable given the quality of services expected to be provided and are comparable to the fee and expense ratios of similar investment companies; and (3) the relative performance of the fund since commencement of operations to comparable investment companies and unmanaged indices. The Independent Trustees deemed each of these factors to be relevant to their consideration of the fund's management contract.

SHARE OWNERSHIP. See Annual Fee, Expense and Other Information for annual information on the ownership of fund shares by the Trustees, the fund's officers and owners in excess of 5% of any class of shares of the fund and a table indicating the value of shares that each Trustee beneficially owns in the fund and in all the Pioneer Funds.

CODE OF ETHICS. The fund's Board of Trustees approved a code of ethics under Rule 17j-1 under the 1940 Act that covers the fund, Pioneer and certain of Pioneer's affiliates. The code of ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the fund.

4.   INVESTMENT ADVISER

The fund has contracted with Pioneer to act as its investment adviser. Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano. Certain Trustees or officers of the fund are also directors and/or officers of certain of UniCredito Italiano's subsidiaries (see management biographies above). Pioneer has entered into an agreement with its affiliate, Pioneer Investment Management Limited ("PIML"), pursuant to which PIML provides certain services and personnel to Pioneer.

As the fund's investment adviser, Pioneer provides the fund with investment research, advice and supervision and furnishes an investment program for the fund consistent with the fund's investment objective and policies, subject to the supervision of the fund's Trustees. Pioneer determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the fund's securities transactions, and reports to the Trustees on the fund's investments and performance.

Under the terms of its management contract with the fund, Pioneer pays all the operating expenses, including executive salaries and the rental of office space, relating to its services for the fund, with the exception of the following, which are to be paid by the fund: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer, or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the fund; (d) issue and transfer taxes chargeable to the fund in connection with securities transactions to which the fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the fund and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the fund and the Trustees; (i) any distribution fees paid by the fund in accordance with Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act; (j) compensation of those Trustees of the fund who are not affiliated with or interested persons of Pioneer, the fund (other than as Trustees), PIM-USA or PFD; (k) the cost of preparing and printing share certificates; and (l) interest on borrowed money, if any. In addition, the fund shall pay all brokers' and underwriting commissions chargeable to the fund in connection with securities transactions to which the fund is a party. The Trustees' approval of and the terms, continuance and termination of the management contract are governed by the 1940 Act and the Investment Advisers Act of 1940, as applicable. Pursuant to the management contract, Pioneer will not be liable for any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any securities on the recommendation of Pioneer. Pioneer, however, is not protected against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the management contract.

ADVISORY FEE. As compensation for its management services and expenses incurred, the fund pays Pioneer a fee at the annual rate of 0.50% of the fund's average daily net assets. This fee is computed and accrued daily and paid monthly.

See the table in Annual Fee, Expense and Other Information for management fees paid to Pioneer during recently completed fiscal years.


EXPENSE LIMIT. Pioneer discontinued the fund's expense limitation on May 1, 2003.

ADMINISTRATION AGREEMENT. The fund has entered into an administration agreement with Pioneer pursuant to which certain accounting and legal services which are expenses payable by the fund under the management contract are performed by Pioneer and pursuant to which Pioneer is reimbursed for its costs of providing such services. See Annual Fee, Expense and Other Information for fees the fund paid to Pioneer for administration and related services.


POTENTIAL CONFLICT OF INTEREST. The fund is managed by Pioneer which also serves as investment adviser to other Pioneer mutual funds and other accounts with investment objectives identical or similar to those of the fund. Securities frequently meet the investment objectives of the fund, the other Pioneer mutual funds and such other accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.

It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the Pioneer mutual funds or a private account managed by Pioneer seeks to acquire the same security at about the same time, the fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if Pioneer decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the fund. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other Pioneer mutual funds may have the same or similar investment objectives and policies as the fund, their portfolios do not generally consist of the same investments as the fund or each other, and their performance results are likely to differ from those of the fund.

PERSONAL SECURITIES TRANSACTIONS. The fund, Pioneer and PFD have adopted a code of ethics under Rule 17j-1 under the 1940 Act which is applicable to officers, trustees/directors and designated employees of Pioneer and PIML. The code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by the fund, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The code is on public file with and available from the SEC.

5.   PRINCIPAL UNDERWRITER AND DISTRIBUTION PLANS

PRINCIPAL UNDERWRITER

PFD, 60 State Street, Boston, Massachusetts 02109, is the principal underwriter for the fund in connection with the continuous offering of its shares. PFD is an indirect wholly owned subsidiary of PIM-USA.

The fund entered into an underwriting agreement with PFD which provides that PFD will bear expenses for the distribution of the fund's shares, except for expenses incurred by PFD for which it is reimbursed or compensated by the fund under the distribution plans (discussed below). PFD bears all expenses it incurs in providing services under the underwriting agreement. Such expenses include compensation to its employees and representatives and to securities dealers for distribution-related services performed for the fund. PFD also pays certain expenses in connection with the distribution of the fund's shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. The fund bears the cost of registering its shares under federal and state securities law and the laws of certain non-U.S. countries. Under the underwriting agreement, PFD will use its best efforts in rendering services to the fund.

See "Sales Charges" for the schedule of initial sales charge reallowed to dealers as a percentage of the offering price of the fund's Class A and Class C shares.

See the tables in Annual Fee, Expense and Other Information for commissions retained by PFD and reallowed to dealers in connection with PFD's offering of the fund's Class A and Class C shares during recently completed fiscal years.

The fund will not generally issue fund shares for consideration other than cash. At the fund's sole discretion, however, it may issue fund shares for consideration other than cash in connection with a bona fide reorganization, statutory merger or other acquisition of portfolio securities.

It is the fund's general practice to repurchase its shares of beneficial interest for cash consideration in any amount; however, the redemption price of shares of the fund may, at Pioneer's discretion, be paid in portfolio securities. The fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the fund's net asset value during any 90-day period for any one shareholder. Should the amount of redemptions by any shareholder exceed such limitation, the fund will have the option of redeeming the excess in cash or portfolio securities. In the latter case, the securities are taken at their value employed in determining the fund's net asset value. You may incur additional costs, such as brokerage fees and taxes, and risks, including a decline in the value of the securities you receive, if the fund makes an in-kind distribution. The selection of such securities will be made in such manner as the Board of Trustees deems fair and reasonable; however, the fund will not distribute illiquid securities in kind.

DISTRIBUTION AND SERVICE PLANS

The fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A shares (the "Class A Plan"), a plan of distribution with respect to its Class B shares (the "Class B Plan") and a plan of distribution with respect to its Class C shares (the "Class C Plan") and a plan of distribution with respect to its Class R shares (the "Class R Plan") (together, the "Plans"), pursuant to which certain distribution and service fees are paid to PFD. Because of the Plans, long-term shareholders may pay more than the economic equivalent of the maximum sales charge permitted by the National Association of Securities Dealers, Inc. (the "NASD") regarding investment companies. The Class A Plan is a reimbursement plan, and distribution expenses of PFD are expected to substantially exceed the distribution fees paid by the fund in a given year. The Class B Plan, Class C Plan and Class R Plan are compensation plans, which means that the amount of payments under the plans are not linked to PFD's expenditures, and, consequently, PFD can make a profit under each of those plans. The fund has also adopted a Service Plan with respect to Class R shares that authorizes the fund to pay securities dealers, plan administrators or other service organizations for providing certain account maintenance services to shareowners.

CLASS A PLAN. Pursuant to the Class A Plan the fund reimburses PFD for its actual expenditures to finance any activity primarily intended to result in the sale of Class A shares or to provide services to holders of Class A shares, provided the categories of expenses for which reimbursement is made are approved by the Board of Trustees. The Board of Trustees has approved the following categories of expenses that may be reimbursed under the Class A Plan: (i) a service fee to be paid to qualified broker-dealers in an amount not to exceed 0.25% per annum of the fund's daily net assets attributable to Class A shares;
(ii) reimbursement to PFD for its expenditures for broker-dealer commissions and employee compensation on certain sales of the fund's Class A shares with no initial sales charge; and (iii) reimbursement to PFD for expenses incurred in providing services to Class A shareholders and supporting broker-dealers and other organizations (such as banks and trust companies) in their efforts to provide such services. The expenses of the fund pursuant to the Class A Plan are accrued daily at a rate which may not exceed the annual rate of 0.25% of the fund's average daily net assets attributable to Class A shares.

The Class A Plan does not provide for the carryover of reimbursable expenses beyond 12 months from the time the fund is first invoiced for an expense. The limited carryover provision in the Class A Plan may result in an expense invoiced to the fund in one fiscal year being paid in the subsequent fiscal year and thus being treated for purposes of calculating the maximum expenditures of the fund as having been incurred in the subsequent fiscal year. In the event of termination or non-continuance of the Class A Plan, the fund has 12 months to reimburse any expense which it incurs prior to such termination or non-continuance, provided that payments by the fund during such 12-month period shall not exceed 0.25% of the fund's average daily net assets attributable to Class A shares during such period. See Annual Fee, Expense and Other Information for the amount, if any, of carryover of distribution expenses as of the end of the most recent calendar year.

CLASS B PLAN. PFD pays the selling broker-dealer a commission on the sale of Class B shares equal to 3.75% of the amount invested. This commission is paid at the time of sale of the Class B Shares. In order to be entitled to a commission, the selling broker-dealer must have entered into a sales agreements with PFD. At the time of the sale of a Class B share, PFD may also advance to the broker-dealer, from PFD's own assets, the first-year service fee payable under the Class B Plan at a rate up to 0.25% of the purchase price of such shares. If such an advance is made, the broker-dealer would not receive any further service fee until the 13th month following the purchase of Class B shares. As compensation for advancing the service fee, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase.

The Class B Plan provides that the fund shall pay to PFD, as the fund's distributor for its Class B shares:

o a distribution fee equal on an annual basis to 0.75% of the fund's average daily net assets attributable to Class B shares. The distribution fee compensates PFD for its distribution services with respect to Class B shares. PFD pays the commissions to broker-dealers discussed above and also pays:

o the cost of printing prospectuses and reports used for sales purposes and the preparation and printing of sales literature and

o other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment.

o a service fee equal to 0.25% of the fund's average daily net assets attributable to Class B shares. PFD in turn pays the service fee to broker-dealers at a rate of up to 0.25% of the fund's average daily net assets attributable to Class B shares owned by shareholder for whom that broker-dealer is the holder or dealer of record. This service fee compensates the broker-dealer for providing personal services and/or account maintenance services rendered by the broker-dealer with respect to Class B shares. PFD may from time to time require that dealers, in addition to providing these services, meet certain criteria in order to receive service fees. PFD is entitled to retain all service fees with respect to Class B shares for which there is no dealer of record or with respect to which a dealer is not otherwise entitled to a service fee. Such service fees are paid to PFD for personal services and/or account maintenance services that PFD or its affiliates perform for shareholder accounts.

PFD also receives contingent deferred sales charges ("CDSCs") attributable to Class B shares to compensate PFD for its distribution expenses. When a broker-dealer sells Class B shares and elects, with PFD's approval, to waive its right to receive the commission normally paid at the time of the sale, PFD may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.

Since PFD pays commissions to broker-dealers at the time of the sale of Class B shares but only receives compensation for such expenses over time through the distribution fee and CDSC, the Class B Plan and underwriting agreement permit PFD to finance the payment of commissions to broker-dealers. In order to facilitate such financing, the fund has agreed that the distribution fee will not be terminated or modified (including a modification in the rules relating to the conversion of Class B shares into Class A shares) with respect to Class B shares:

o        issued prior to the date of any termination or modification;

o attributable to Class B shares issued through one or a series of exchanges of shares of another investment company for which PFD acts as principal underwriter which were initially issued prior to the date of such termination or modification; or

o issued as a dividend or distribution upon Class B shares initially issued or attributable to Class B shares issued prior to the date of any such termination or modification.

The foregoing limitation does not apply to Class B shares issued after the termination or modification. The foregoing limitation on terminating or modifying the Class B Plan also does not apply to a termination or modification:

o if a change in the 1940 Act, the rules or regulations under the 1940 Act, the Conduct Rules of the NASD or an order of any court or governmental agency requires such termination or modification (e.g. if the Conduct Rules were amended to establish a lower limit on the maximum aggregate sales charges that could be imposed on sales of fund shares);

o if the fund (or any successor) terminates the Class B Plan and all payments under the plan and neither the fund (nor any successor) establishes another class of shares which has substantially similar characteristics to the Class B Shares of the fund; or

o at any time by the Board of Trustees. However, the Board of Trustees may terminate or modify the Class B Plan only if the fund and Pioneer agree that none of the fund, PFD or any of their affiliates will pay, after the date of termination or modification, a service fee with respect to the fund's Class B shares and the termination or modification of the distribution fee applies equally to all Class B shares outstanding from time to time.

In the underwriting agreement, the fund agrees that subsequent to the issuance of a Class B share, the fund will not waive or change any CDSC (including a change in the rules applicable to conversion of Class B shares into another class) in respect of such Class B share, except:

o as provided in the fund's prospectus or statement of additional information; or

o as required by a change in the 1940 Act and the rules and regulations thereunder, the Conduct Rules of the NASD or any order of any court or governmental agency.


CLASS C PLAN. Commissions on the sale of Class C shares of up to 0.75% of the amount invested in Class C shares are paid to broker-dealers who have sales agreements with PFD. PFD may also advance to dealers the first-year service fee payable under the Class C Plan at a rate up to 0.25% of the purchase price of such shares. As compensation for such advance of the service fee, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase.

The Class C Plan provides that the fund will pay PFD, as the fund's distributor for its Class C shares, a distribution fee accrued daily and paid quarterly, equal on an annual basis to 0.75% of the fund's average daily net assets attributable to Class C shares and will pay PFD a service fee equal to 0.25% of the fund's average daily net assets attributable to Class C shares. PFD will in turn pay to securities dealers which enter into a sales agreement with PFD a distribution fee and a service fee at rates of up to 0.75% and 0.25%, respectively, of the fund's average daily net assets attributable to Class C shares owned by investors for whom that securities dealer is the holder or dealer of record. The service fee is intended to be in consideration of personal services and/or account maintenance services rendered by the dealer with respect to Class C shares. PFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation therefor, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase. Commencing in the 13th month following the purchase of Class C shares, dealers will become eligible for additional annual distribution fees and service fees of up to 0.75% and 0.25%, respectively, of the net asset value of such shares. Dealers may from time to time be required to meet certain other criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.

The purpose of distribution payments to PFD under the Class C Plan is to compensate PFD for its distribution services with respect to Class C shares of the fund. PFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment. The Class C Plan also provides that PFD will receive all CDSCs attributable to Class C shares. When a broker-dealer sells Class C shares and elects, with PFD's approval, to waive its right to receive the commission normally paid at the time of the sale, PFD may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.

CLASS R PLAN. The Class R Plan provides that the fund will pay PFD, as the fund's distributor for its Class R shares, a distribution fee accrued daily and paid quarterly, equal on an annual basis to 0.50% of the fund's average daily net assets attributable to Class R shares. The Class R Plan also provides that PFD will receive all CDSCs attributable to Class R shares. PFD pays the selling broker-dealer a commission at the time of sale of Class R shares equal to 1.00% of the amount invested and a continuing asset based distribution fee equal on an annual basis to 0.35% of the average daily net asset value of the Class R shares for which the broker-dealer is the dealer of record; provided, that the broker-dealer may elect instead not to receive a commission at the time of sale and to receive a continuing asset based fee equal on an annual basis to 0.50% of the average daily net asset value of the Class R shares for which the broker-dealer is the dealer of record. In order to be entitled to a commission, the selling broker-dealer must have entered into a sales agreements with PFD. Dealers may from time to time be required to meet certain other criteria in order to receive distribution fees.

The purpose of distribution payments to PFD under the Class R Plan is to compensate PFD for its distribution services with respect to Class R shares of the fund. PFD pays commissions discussed above to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment.

If the broker-dealer has elected to waive the 1% commission payable at the time of sale of Class R shares, PFD also will waive any applicable CDSC. This option may not be available where the retirement plan offers funds other than Pioneer funds.

The Fund also has adopted a separate Service Plan. The Service Plan authorizes the fund to pay securities dealers, plan administrators or other service organizations who agree to provide certain services to plans or plan participants holding shares of the fund a service fee of up to 0.25% of the fund's average daily net assets attributable to Class R shares held by such plan participants. These services may include (a) acting, directly or through an agent, as the shareholder of record and nominee for all plan participants; (b) maintaining account records for each plan participant that beneficially owns Class R shares; (c) processing orders to purchase, redeem and exchange Class R shares on behalf of plan participants, and handling the transmission of funds representing the purchase price or redemption proceeds; and (d) addressing plan participant questions regarding their accounts and the fund.

GENERAL

In accordance with the terms of each Plan, PFD provides to the fund for review by the Trustees a quarterly written report of the amounts expended under the Plan and the purposes for which such expenditures were made. In the Trustees' quarterly review of the Plans, they will consider the continued appropriateness and the level of reimbursement or compensation the Plans provide.

No interested person of the fund, nor any Trustee of the fund who is not an interested person of the fund, has any direct or indirect financial interest in the operation of the Plans except to the extent that PFD and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the Plans by the fund and except to the extent certain officers may have an interest in PFD's ultimate parent, UniCredito Italiano, or in UniCredito Italiano's subsidiaries.

Each Plan's adoption, terms, continuance and termination are governed by Rule 12b-1 under the 1940 Act. The Board of Trustees believes that there is a reasonable likelihood that the Plans will benefit the fund and its current and future shareholders. The Plans may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the fund affected thereby, and material amendments of the Plans must also be approved by the Trustees as provided in Rule 12b-1.

See Annual Fee, Expense and Other Information for fund expenses under the Class A Plan, Class B Plan and Class C Plan and CDSCs paid to PFD for the most recently completed fiscal year.

Upon redemption, Class A shares may be subject to a 1% CDSC, Class B shares are subject to a CDSC at a rate declining from a maximum 4% of the lower of the cost or market value of the shares and Class C and Class R shares may be subject to a 1% CDSC.

6.   SHAREHOLDER SERVICING/TRANSFER AGENT

The fund has contracted with PIMSS, 60 State Street, Boston, Massachusetts 02109, to act as shareholder servicing and transfer agent for the fund.

Under the terms of its contract with the fund, PIMSS services shareholder accounts, and its duties include: (i) processing sales, redemptions and exchanges of shares of the fund; (ii) distributing dividends and capital gains associated with the fund's portfolio; and (iii) maintaining account records and responding to shareholder inquiries.

PIMSS receives an annual fee of $33.00 for each Class A, Class B, Class C and Class R shareholder account from the fund as compensation for the services described above. PIMSS is also reimbursed by the fund for its cash out-of-pocket expenditures. The fund may compensate entities which have agreed to provide certain sub-accounting services such as specific transaction processing and recordkeeping services. Any such payments by the fund would be in lieu of the per account fee which would otherwise be paid by the fund to PIMSS.

7.   CUSTODIAN

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is the custodian of the fund's assets. The custodian's responsibilities include safekeeping and controlling the fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the fund's investments.

8.   INDEPENDENT AUDITORS

Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116, the fund's independent auditors, provides audit services, tax return review, and assistance and consultation with respect to the preparation of filings with the SEC.

9.   PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Pioneer pursuant to authority contained in the fund's management contract. Securities purchased and sold on behalf of the fund normally will be traded in the over-the counter market on a net basis (I.E. without commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's markup or markdown. Pioneer normally seeks to deal directly with the primary market makers unless, in its opinion, better prices are available elsewhere. Some securities are purchased and sold on an exchange or in over-the-counter transactions conducted on an agency basis involving a commission. Pioneer seeks to obtain the best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).

Pioneer may select broker-dealers that provide brokerage and/or research services to the fund and/or other investment companies or other accounts managed by Pioneer. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of the fund and other investment companies or accounts managed by Pioneer are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.

The research received from broker-dealers may be useful to Pioneer in rendering investment management services to the fund as well as other investment companies or other accounts managed by Pioneer, although not all such research may be useful to the fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer in carrying out its obligations to the fund. The receipt of such research has not reduced Pioneer's normal independent research activities; however, it enables Pioneer to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

In circumstances where two or more broker-dealers offer comparable prices and executions, preference may be given to a broker-dealer which has sold shares of the fund as well as shares of other investment companies managed by Pioneer. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the fund.

The Pioneer funds have entered into third-party brokerage and/or expense offset arrangements to reduce the funds' total operating expenses. Pursuant to third-party brokerage arrangements, certain of the funds that invest primarily in U.S. equity securities may incur lower custody fees by directing brokerage to third-party broker-dealers. Pursuant to expense offset arrangements, the funds incur lower transfer agency expenses by maintaining their cash balances with the custodian. See "Financial highlights" in the prospectus.

See the table in Annual Fee, Expense and Other Information for aggregate brokerage and underwriting commissions paid by the fund in connection with its portfolio transactions during recently completed fiscal years. The Board of Trustees periodically reviews Pioneer's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund.

10.  DESCRIPTION OF SHARES

As an open-end management investment company, the fund continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the next determined net asset value per share less any applicable CDSC. See "Sales Charges." When issued and paid for in accordance with the terms of the prospectus and statement of additional information, shares of the fund are fully paid and non-assessable. Shares will remain on deposit with the fund's transfer agent and certificates will not normally be issued.


The fund's Amended and Restated Declaration of Trust dated as of December 7, 1993 (the "Declaration") permits the Board of Trustees to authorize the issuance of an unlimited number of full and fractional shares of beneficial interest which may be divided into such separate series as the Trustees may establish. Currently, the fund consists of only one series. The Trustees may, however, establish additional series of shares and may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the fund. The Declaration further authorizes the Trustees to classify or reclassify any series of the shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of four classes of shares of the fund, designated as Class A shares, Class B shares, Class C shares and Class R shares. Each share of a class of the fund represents an equal proportionate interest in the assets of the fund allocable to that class. Upon liquidation of the fund, shareholders of each class of the fund are entitled to share pro rata in the fund's net assets allocable to such class available for distribution to shareholders. The fund reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.


The shares of each class represent an interest in the same portfolio of investments of the fund. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution (including in the case of Class R shares, fees under the Service Plan) and transfer agent fees and may bear other expenses properly attributable to the particular class. Class A, Class B, Class C and Class R shareholders have exclusive voting rights with respect to the Rule 12b-1 Plans adopted by holders of those shares in connection with the distribution of shares.

Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to a meeting of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have, under certain circumstances, the right to remove one or more Trustees. The fund is not required, and does not intend, to hold annual shareholder meetings although special meetings may be called for the purpose of electing or removing Trustees, changing fundamental investment restrictions or approving a management contract.

The shares of each series of the fund are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series vote together in the election and selection of Trustees and accountants. Shares of all series of the fund vote together as a class on matters that affect all series of the fund in substantially the same manner. As to matters affecting a single series or class, shares of such series or class will vote separately. No amendment adversely affecting the rights of shareholders may be made to the Declaration without the affirmative vote of a majority of the fund's shares. Shares have no preemptive or conversion rights, except that under certain circumstances Class B shares may convert to Class A shares.


As a Massachusetts business trust, the fund's operations are governed by the Declaration, a copy of which is on file with the Office of the Secretary of State of The Commonwealth of Massachusetts. Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable for the obligations of the trust. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the fund or any series of the fund and provides that notice of such disclaimer may be given in each agreement, obligation or instrument entered into or executed by the fund or its Trustees. Moreover, the Declaration provides for the indemnification out of fund property of any shareholders held personally liable for any obligations of the fund or any series of the fund. The Declaration also provides that the fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability would be limited to circumstances in which the fund itself will be unable to meet its obligations. In light of the nature of the fund's business and the nature and amount of its assets, the possibility of the fund's liabilities exceeding its assets, and therefore a shareholder's risk of personal liability, is remote.


The Declaration further provides that the fund shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the fund. The Declaration does not authorize the fund to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

The Declaration provides that any Trustee who is not an "interested person" of Pioneer shall be considered to be independent for purposes of Massachusetts law notwithstanding the fact that such Trustees receives compensation for serving as a trustee of the fund or other investment companies for which Pioneer acts as investment adviser.

11.  SALES CHARGES


The fund continuously offers four classes of shares designated as Class A, Class B, Class C and Class R, as described in the prospectuses. The fund offers its shares at a reduced sales charge to investors who meet certain criteria that permit the fund's shares to be sold with low distribution costs. These criteria are described below or in the prospectus.


CLASS A SHARE SALES CHARGES

You may buy Class A shares at the public offering price, including a sales charge, as follows:

                             SALES CHARGE AS A % OF

                                    OFFERING     NET AMOUNT        DEALER
AMOUNT OF PURCHASE                  PRICE         INVESTED       REALLOWANCE

Less than $100,000                  4.50              4.71          4.00
$100,000 but less than $250,000     3.50              3.63          3.00
$250,000 but less than $500,000     2.50              2.56          2.00
$500,000 but less than $1,000,000   2.00              2.04          1.75
$1,000,000 or more                  0.00              0.00          see below

The schedule of sales charges above is applicable to purchases of Class A shares of the fund by (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary of a trust estate or fiduciary account or related trusts or accounts; however, pension, profit sharing and other employee benefit trusts qualified under Sections 401 or 408 of the Code which are eligible to purchase Class R shares may aggregate purchases by beneficiaries of such plans only if the pension, profit sharing or other employee benefit trust has determined that it does not require the services provided under the Class R service plan. The sales charges applicable to a current purchase of Class A shares of the fund by a person listed above is determined by adding the value of shares to be purchased to the aggregate value (at the then current offering price) of shares of any of the other Pioneer mutual funds previously purchased and then owned, provided PFD is notified by such person or his or her broker-dealer each time a purchase is made which would qualify. Pioneer mutual funds include all mutual funds for which PFD serves as principal underwriter. At the sole discretion of PFD, holdings of funds domiciled outside the U.S., but which are managed by affiliates of Pioneer, may be included for this purpose.

No sales charge is payable at the time of purchase on investments of $1 million or more, or for purchases by participants in certain group plans described below subject to a CDSC of 1% which may be imposed in the event of a redemption of Class A shares within 12 months of purchase. PFD may, in its discretion, pay a commission to broker-dealers who initiate and are responsible for such purchases as follows: 1% on the first $5 million invested; 0.50% on the next $45 million invested; and 0.25% on the excess over $50 million invested. These commissions shall not be payable if the purchaser is affiliated with the broker-dealer or if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months. Broker-dealers who receive a commission in connection with Class A share purchases at net asset value by 401(a) or 401(k) retirement plans with 1,000 or more eligible participants or with at least $10 million in plan assets will be required to return any commissions paid or a pro rata portion thereof if the retirement plan redeems its shares within 12 months of purchase.

If an investor eligible to purchase R shares is otherwise qualified to purchase Class A shares at net asset value or at a reduced sales charge, Class A shares may be selected where the investor does not require the distribution and account services needs typically required by R share investors and/or the broker-dealer has elected to forgo the level of compensation that Class R shares provides.

LETTER OF INTENT ("LOI"). Reduced sales charges are available for purchases of $100,000 or more of Class A shares (excluding any reinvestments of dividends and capital gain distributions) made within a 13-month period pursuant to an LOI which may be established by completing the Letter of Intent section of the Account Application. The reduced sales charge will be the charge that would be applicable to the purchase of the specified amount of Class A shares as if the shares had all been purchased at the same time. A purchase not made pursuant to an LOI may be included if the LOI is submitted to PIMSS within 90 days of such purchase. You may also obtain the reduced sales charge by including the value (at current offering price) of all your Class A shares in the fund and all other Pioneer mutual funds held of record as of the date of your LOI in the amount used to determine the applicable sales charge for the Class A shares to be purchased under the LOI. Five percent of your total intended purchase amount will be held in escrow by PIMSS, registered in your name, until the terms of the LOI are fulfilled. When you sign the Account Application, you agree to irrevocably appoint PIMSS your attorney-in-fact to surrender for redemption any or all shares held in escrow with full power of substitution. An LOI is not a binding obligation upon the investor to purchase, or the fund to sell, the amount specified in the LOI.

If the total purchases, less redemptions, exceed the amount specified under the LOI and are in an amount which would qualify for a further quantity discount, all transactions will be recomputed on the expiration date of the LOI to effect the lower sales charge. Any difference in the sales charge resulting from such recomputation will be either delivered to you in cash or invested in additional shares at the lower sales charge. The dealer, by signing the Account Application, agrees to return to PFD, as part of such retroactive adjustment, the excess of the commission previously reallowed or paid to the dealer over that which is applicable to the actual amount of the total purchases under the LOI.

If the total purchases, less redemptions, are less than the amount specified under the LOI, you must remit to PFD any difference between the sales charge on the amount actually purchased and the amount originally specified in the LOI. When the difference is paid, the shares held in escrow will be deposited to your account. If you do not pay the difference in sales charge within 20 days after written request from PFD or your dealer, PIMSS, after receiving instructions from PFD, will redeem the appropriate number of shares held in escrow to realize the difference and release any excess.

CLASS B SHARES

You may buy Class B shares at the net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge; however, Class B shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table below. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gain distributions.

The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase until the time of redemption of Class B shares. In processing redemptions of Class B shares, the fund will first redeem shares not subject to any CDSC and then shares held longest during the six-year period. As a result, you will pay the lowest possible CDSC.

The CDSC for Class B shares subject to a CDSC upon redemption will be determined as follows:

                                                     CDSC AS A % OF DOLLAR
     YEAR SINCE PURCHASE                            AMOUNT SUBJECT TO CDSC

     First                                                    4.0
     Second                                                   4.0
     Third                                                    3.0
     Fourth                                                   3.0
     Fifth                                                    2.0
     Sixth                                                    1.0
     Seventh and thereafter                                   0.0

Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the fund in connection with the sale of Class B shares, including the payment of compensation to broker-dealers.

Class B shares will automatically convert into Class A shares eight years after the purchase date, except as noted below. Class B shares acquired by exchange from Class B shares of another Pioneer mutual fund will convert into Class A shares based on the date of the initial purchase and the applicable CDSC. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service (the "IRS") or an opinion of counsel that such conversions will not constitute taxable events for U.S. federal income tax purposes. The conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available and, therefore, Class B shares would continue to be subject to higher expenses than Class A shares for an indeterminate period.

CLASS C SHARES

You may buy Class C shares at the public offering price, which includes a sales charge of 1% of the amount invested. Class C shares redeemed within one year of purchase will also be subject to a CDSC of 1%.

                               SALES CHARGE AS A % OF

                               OFFERING NET      AMOUNT        DEALER
AMOUNT OF PURCHASE             PRICE*            INVESTED      REALLOWANCE

All amounts                    1.00              1.01             1.00

*If you established your Class C share account directly or through an omnibus account with a broker-dealer on or before September 28, 2001, your shares will not be subject to the 1% initial sales charge on exchanges or additional purchases of Class C shares. Your broker-dealer must inform PFD of your eligibility for a waiver at the time of sale.

The CDSC will be assessed on the amount equal to the lesser of the current market value or the original purchase cost (less any initial sales charge) of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price or on shares purchased through the reinvestment of dividends or capital gain distributions. Class C shares do not convert to any other class of fund shares.


The initial and contingent deferred sales charges are subject to waiver in certain circumstances as described in the prospectus. As of December 23, 2002, the following are broker-dealers that have entered into agreements with PFD to receive a reduced commission at the time of purchase and whose clients are entitled to a waiver of the initial sales charge:


Merrill Lynch Pierce Fenner & Smith
Mutual of Omaha Investor Services
Kirkpatrick Pettis Smith
Dain Rauscher Incorporated
Capital Financial Services
A. G. Edwards
Morgan Stanley Dean Witter
Stifel, Nicolaus & Co. Inc.
Raymond James Financial, Inc.
Raymond James & Associates, Inc.

Shareholders who held Class C shares of a Pioneer fund on September 28, 2001 directly or through an omnibus account with a broker-dealer ("Grandfathered Shareholders") are only entitled to a waiver of the initial sales charge if their broker informs PFD at the time of purchase that the shares are being purchased for the account of a Grandfathered Shareholder. If you are a Grandfathered Shareholder you should notify your broker-dealer before purchasing Class C shares.

In processing redemptions of Class C shares, the fund will first redeem shares not subject to any CDSC and then shares held for the shortest period of time during the one-year period. As a result, you will pay the lowest possible CDSC.

Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the fund in connection with the sale of Class C shares, including the payment of compensation to broker-dealers.

CLASS R SHARES

You may buy Class R shares at the net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge; however, Class R shares redeemed within eighteen months of purchase will be subject to a CDSC of 1%, unless you qualify for a waiver. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gain distributions.

In processing redemptions of Class R shares, the fund will first redeem shares not subject to any CDSC and then shares held for the shortest period of time during the eighteen-month period. As a result, you will pay the lowest possible CDSC.

Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the fund in connection with the sale of Class R shares, including the payment of compensation to broker-dealers.


Class R shares are available to certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. Class R shares also are available to individual retirement account rollovers from eligible retirement plans that offered one or more Pioneer funds as investment options. Class R shares generally are not available to non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs, individual 403(b)s or retirement plans that are not subject to the Employee Retirement Income Security Act of 1974.


Investors that are eligible to purchase Class R shares may also be eligible to purchase other share classes. Your investment professional can help you determine which class is appropriate. You should ask your investment professional if you qualify for a waiver of sales charges on another class and take that into consideration when selecting a class of shares. Your investment firm may receive different compensation depending upon which class is chosen.

ADDITIONAL PAYMENTS TO DEALERS

From time to time, PFD or its affiliates may elect to make payments to broker-dealers in addition to the commissions described above. PFD may elect to reallow the entire initial sales charge to participating dealers for all Class A sales with respect to which orders are placed during a particular period. Dealers to whom substantially the entire sales charge is reallowed may be deemed to be underwriters under federal securities laws. Contingent upon the achievement of certain sales objectives, PFD may pay to Mutual of Omaha Investor Services, Inc. a fee of up to 0.20% on qualifying sales of the fund's Class A, Class B, Class C or Class R shares through such dealer. In addition, PFD or its affiliates may elect to pay broker-dealers an additional commission based on the net asset value of all of the fund's Class B, Class C or Class R shares sold by a dealer during a particular period.

PFD may elect to pay, at its own expense, additional cash or other incentives to dealers that sell or arrange for the sale of shares of the fund. Such cash or other incentives may take the form of payment for attendance at preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and preapproved sales campaigns or dealer-sponsored events. PFD may also elect to make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. PFD will offer such cash and other incentives only to the extent permitted by applicable law or by a self-regulatory agency such as the NASD.


12.  REDEEMING SHARES

Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the New York Stock Exchange (the "Exchange") is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the fund to fairly determine the value of the net assets of its portfolio; or the SEC, by order, so permits.

Redemptions and repurchases are taxable transactions for shareholders that are subject to U.S. federal income tax. The net asset value per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending on the market value of the portfolio at the time of redemption or repurchase.

SYSTEMATIC WITHDRAWAL PLAN(S) ("SWP") . A SWP is designed to provide a convenient method of receiving fixed payments at regular intervals from fund share accounts having a total value of not less than $10,000. You must also be reinvesting all dividends and capital gain distributions to use the SWP option.

Periodic payments of $50 or more will be deposited monthly, quarterly, semiannually or annually directly into a bank account designated by the applicant or will be sent by check to the applicant, or any person designated by the applicant. Payments can be made either by check or electronic funds transfer to a bank account designated by you. Withdrawals from Class B, Class C and Class R share accounts are limited to 10% of the value of the account at the time the SWP is established. See "Qualifying for a reduced sales charge" in the prospectus. If you direct that withdrawal payments be paid to another person, want to change the bank where payments are sent or designate an address that is different from the account's address of record after you have opened your account, a signature guarantee must accompany your instructions. Withdrawals under the SWP are redemptions that may have tax consequences for you.

Purchases of Class A or Class C shares of the fund at a time when you have a SWP in effect may result in the payment of unnecessary sales charges and may, therefore, be disadvantageous. SWP redemptions reduce and may ultimately exhaust the number of shares in your account. In addition, the amounts received by a shareholder cannot be considered as yield or income on his or her investment because part of such payments may be a return of his or her investment.

A SWP may be terminated at any time (1) by written notice to PIMSS or from PIMSS to the shareholder; (2) upon receipt by PIMSS of appropriate evidence of the shareholder's death; or (3) when all shares in the shareholder's account have been redeemed.

You may obtain additional information by calling PIMSS at 1-800-225-6292.

REINSTATEMENT PRIVILEGE (CLASS A AND CLASS B SHARES). Subject to the provisions outlined in the prospectus, you may reinvest all or part of your sale proceeds from Class A or Class B shares without a sales charge into Class A shares of a Pioneer mutual fund. However, the distributor will not pay your investment firm a commission on any reinvested amount.

13.  TELEPHONE AND ONLINE TRANSACTIONS

You may purchase, exchange or sell Class A, Class B or Class C shares by telephone or online. Class R shares may not be purchased by telephone, and Class R shareowners are not eligible for online transaction privileges. See the prospectus for more information. For personal assistance, call 1-800-225-6292 between 8:00 a.m. and 9:00 p.m. Eastern time on weekdays. Computer-assisted telephone transactions may be available to shareholders who have prerecorded certain bank information (see "FactFoneSM"). YOU ARE STRONGLY URGED TO CONSULT WITH YOUR INVESTMENT PROFESSIONAL PRIOR TO REQUESTING ANY TELEPHONE OR ONLINE TRANSACTION.

TELEPHONE TRANSACTION PRIVILEGES. To confirm that each transaction instruction received by telephone is genuine, the fund will record each telephone transaction, require the caller to provide the personal identification number ("PIN") for the account and send you a written confirmation of each telephone transaction. Different procedures may apply to accounts that are registered to non-U.S. citizens or that are held in the name of an institution or in the name of an investment broker-dealer or other third party. If reasonable procedures, such as those described above, are not followed, the fund may be liable for any loss due to unauthorized or fraudulent instructions. The fund may implement other procedures from time to time. In all other cases, neither the fund, PIMSS nor PFD will be responsible for the authenticity of instructions received by telephone; therefore, you bear the risk of loss for unauthorized or fraudulent telephone transactions.

ONLINE TRANSACTION PRIVILEGES. If your account is registered in your name, you may be able buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your fund shares online.

To establish online transaction privileges:
|X| For new accounts, complete the online section of the account application |X| For existing accounts, complete an account options form, write to the transfer agent or complete the online authorization screen on WWW.PIONEERFUNDS.COM

To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Pioneer website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

TELEPHONE AND WEBSITE ONLINE ACCESS. You may have difficulty contacting the fund by telephone or accessing pioneerfunds.com during times of market volatility or disruption in telephone or Internet services. On Exchange holidays or on days when the Exchange closes early, Pioneer will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access pioneerfunds.com or to reach the fund by telephone, you should communicate with the fund in writing.


FACTFONESM. FactFoneSM is an automated inquiry and telephone transaction system available to Pioneer mutual fund shareholders by dialing 1-800-225-4321. FactFoneSM allows shareholder access to current information on Pioneer mutual fund accounts and to the prices and yields of all publicly available Pioneer mutual funds. In addition, you may use FactFoneSM to make computer-assisted telephone purchases, exchanges or redemptions from your Pioneer mutual fund accounts, access your account balances and last three transactions and order a duplicate statement if you have activated your PIN. Telephone purchases or redemptions require the establishment of a bank account of record. YOU ARE STRONGLY URGED TO CONSULT WITH YOUR INVESTMENT PROFESSIONAL PRIOR TO REQUESTING ANY TELEPHONE TRANSACTION. Shareholders whose accounts are registered in the name of a broker-dealer or other third party may not be able to use FactFoneSM. Call PIMSS for assistance.


FactFoneSM allows shareholders to hear the following recorded fund information:

o        net asset value prices for all Pioneer mutual funds;

o        annualized 30-day yields on Pioneer's fixed income funds;

o annualized 7-day yields and 7-day effective (compound) yields for Pioneer's money market fund; and

o        dividends and capital gain distributions on all Pioneer mutual funds.

Yields are calculated in accordance with SEC mandated standard formulas.

All performance numbers communicated through FactFoneSM represent past performance, and figures include the maximum applicable sales charge. A shareholder's actual yield and total return will vary with changing market conditions. The value of Class A, Class B, Class C and Class R shares (except for Pioneer Cash Reserves Fund, which seeks to maintain a stable $1.00 share price) will also vary, and such shares may be worth more or less at redemption than their original cost.

14.  PRICING OF SHARES

The net asset value per share of each class of the fund is determined as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) on each day on which the Exchange is open for trading. As of the date of this statement of additional information, the Exchange is open for trading every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the fund is also determined on any other day on which the level of trading in its portfolio securities is sufficiently high that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. The fund is not required to determine its net asset value per share on any day on which no purchase orders in good order for fund shares are received and no shares are tendered and accepted for redemption.

Ordinarily, investments in debt securities are valued on the basis of information furnished by a pricing service which utilizes primarily a matrix system (which reflects such factors as security prices, yields, maturities and ratings), supplemented by dealer and exchange quotations. Other securities are valued at the last sale price on the principal exchange or market where they are traded. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of determining a security's fair value. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices.

Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates employed by the fund's independent pricing services. Generally, trading in non U.S. securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. The values of such securities used in computing the net asset value of the fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the Exchange and will therefore not be reflected in the computation of the fund's net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by the fund could change on a day you cannot buy or sell shares of the fund.

When prices determined using the foregoing methods are not available or are considered by Pioneer to be unreliable, the fund may use a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the fund's trustees. The fund also may use the fair value of a security, including a non-U.S. security, when Pioneer determines that prices determined using the foregoing methods no longer accurately reflect the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by the fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices.

The net asset value per share of each class of the fund is computed by taking the value of all of the fund's assets attributable to a class, less the fund's liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class. For purposes of determining net asset value, expenses of the classes of the fund are accrued daily and taken into account. The fund's maximum offering price per Class A share is determined by adding the maximum sales charge to the net asset value per Class A share. The fund's maximum offering price per Class C share is determined by adding the maximum sales charge to the net asset value per Class C share (Class C shares may be subject to a CDSC). Class B and Class R shares are offered at net asset value without the imposition of an initial sales charge (Class B and Class R shares may be subject to a CDSC).

15.  TAX STATUS


The fund has elected to be treated, has qualified and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code so that it will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, the fund must, among other things, derive at least 90% of its gross income for each taxable year from interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or certain other income (the "90% income test") and satisfy certain quarterly asset diversification requirements. For purposes of the 90% income test, the character of income earned by certain entities in which the fund invests that are not treated as corporations for U.S. federal income tax purposes (e.g., for partnerships or trusts) will generally pass through to the fund. Consequently, the fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income. If the fund qualifies as a regulated investment company and distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the fund generally will be relieved of U.S. federal income tax on any income of the fund, including "net capital gains" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the fund retains any investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If the fund did not qualify as a regulated investment company for any taxable year, it would be treated as a U.S. corporation subject to U.S. federal income tax.

Under the Code, the fund will be subject to a nondeductible 4% federal excise tax on a portion of its undistributed ordinary income and capital gain net income if it fails to meet certain distribution requirements with respect to each calendar year. The fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

The fund declares a dividend from any net investment income each business day. Dividends are normally paid on the last business day of the month or shortly thereafter. The fund generally distributes any net short- or long-term capital gains in November. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the fund to avoid U.S. federal income or excise tax.

Unless shareholders specify otherwise, all distributions from the fund will be automatically reinvested in additional full and fractional shares of the fund. For U.S. federal income tax purposes, all dividends generally are taxable whether a shareholder takes them in cash or reinvests them in additional shares of the fund. In general, assuming that the fund has sufficient earnings and profits, dividends from investment company taxable income are taxable as ordinary income and dividends from net capital gain, if any, that are designated as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the fund. Distributions by the fund in excess of the fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

Although dividends generally will be treated as distributed when paid, any dividend declared by the fund as of a record date in October, November or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared. In addition, certain other distributions made after the close of a taxable year of the fund may be "spilled back" and treated as paid by the fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.


If the fund invests in zero coupon securities or, in general, any other securities with original issue discount (or with market discount if the fund elects to include market discount in income currently), the fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash to satisfy distribution requirements.

For U.S. federal income tax purposes, the fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, during the eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the fund and are not expected to be distributed as such to shareholders. See Annual Fee, Expense and Other Information for the fund's available capital loss carryforwards.

At the time of an investor's purchase of fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the fund's portfolio. Consequently, subsequent distributions by the fund with respect to these shares from such appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.


Redemptions and exchanges generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss.

Any loss recognized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.


In addition, if Class A or Class B shares that have been held for less than 91 days are redeemed and the proceeds are reinvested in Class A shares of the fund or in Class A shares of another mutual fund at net asset value pursuant to the reinstatement privilege, or if Class A or Class C shares in the fund that have been held for less than 91 days are exchanged for the same class of shares in another fund at net asset value pursuant to the exchange privilege, all or a portion of the sales charge paid on the shares that are redeemed or exchanged will not be included in the tax basis of such shares under the Code to the extent a sales charge that would otherwise apply to the shares received is reduced pursuant to the reinstatement or exchange privilege. In either case, the portion of the sales charge not included in the tax basis of the shares redeemed or surrendered in an exchange is included in the tax basis of the shares acquired in the reinvestment or exchange. Losses on redemptions or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments.

The fund's dividends will generally not qualify to any material extent for any dividends-received deduction that might otherwise be available for certain dividends received by shareholders that are corporations. In addition, no portion of the fund's distributions from net capital gain will qualify for this deduction.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent the fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the fund may in its sole discretion provide relevant information to shareholders.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, generally are not subject to U.S. federal income tax on fund dividends or distributions or on sales or exchanges of fund shares unless the acquisition of the fund shares was debt-financed. However, in the case of fund shares held through a non-qualified deferred compensation plan, fund dividends and distributions received by the plan and sales and exchanges of fund shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws governing deferred compensation plans.

A plan participant whose retirement plan invests in the fund, whether such plan is qualified or not, generally is not taxed on fund dividends or distributions received by the plan or on sales or exchanges of fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.


Federal law requires that the fund withhold (as "backup withholding") 30% of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of fund shares, paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.


If, as anticipated, the fund continues to qualify as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes.


The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold their shares as capital assets. Except as otherwise provided, this description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or at a lower treaty rate on amounts treated as ordinary dividends from the fund and, unless an effective IRS Form W-8BEN, or other authorized withholding certificate is on file, to backup withholding at the rate of 30% on certain other payments from the fund. Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.


16.  INVESTMENT RESULTS

QUOTATIONS, COMPARISONS AND GENERAL INFORMATION


From time to time, in advertisements, in sales literature or in reports to shareholders, the past performance of the fund may be illustrated and/or compared with that of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, total return of the fund's classes may be compared to averages or rankings prepared by Lipper, Inc., a widely recognized independent service which monitors mutual fund performance; the Lehman Brothers Government Bond Index; the Lehman Brothers Fixed Rate Mortgage-Backed Securities Index; the S&P 500; the Dow Jones Industrial Average; or any other appropriate index.


In addition, the performance of the classes of the fund may be compared to alternative investment or savings vehicles and/or to indices or indicators of economic activity, e.g., inflation or interest rates. The fund may also include securities industry or comparative performance information generally and in advertising or materials marketing the fund's shares. Performance rankings and listings reported in newspapers or national business and financial publications, such as BARRON'S, BUSINESS WEEK, CONSUMERS DIGEST, CONSUMER REPORTS, FINANCIAL WORLD, FORBES, FORTUNE, INVESTORS BUSINESS DAILY, KIPLINGER'S PERSONAL FINANCE MAGAZINE, MONEY MAGAZINE, NEW YORK TIMES, SMART MONEY, USA TODAY, U.S. NEWS AND WORLD REPORT, THE WALL STREET JOURNAL and WORTH, may also be cited (if the fund is listed in any such publication) or used for comparison, as well as performance listings and rankings from various other sources including Bloomberg Financial Markets, CDA/Wiesenberger, Donoghue's Mutual Fund Almanac, Ibbotson Associates, Investment Company Data, Inc., Johnson's Charts, Kanon Bloch Carre and Co., Lipper, Inc., Micropal, Inc., Morningstar, Inc., Schabacker Investment Management and Towers Data Systems, Inc.

In addition, from time to time quotations from articles from financial publications such as those listed above may be used in advertisements, in sales literature or in reports to shareholders of the fund.

The fund may also present, from time to time, historical information depicting the value of a hypothetical account in one or more classes of the fund since inception.

In presenting investment results, the fund may also include references to certain financial planning concepts, including (a) an investor's need to evaluate his financial assets and obligations to determine how much to invest;
(b) his need to analyze the objectives of various investments to determine where to invest; and (c) his need to analyze his time frame for future capital needs to determine how long to invest. The investor controls these three factors, all of which affect the use of investments in building assets.

STANDARDIZED YIELD QUOTATIONS

The yield of a class is computed by dividing the class' net investment income per share during a base period of 30 days, or one month, by the maximum offering price per share of the class on the last day of such base period in accordance with the following formula:

                           a-b
          YIELD = 2[ ( ----- +1)6-1]
                           cd
Where:

     a    =    interest earned during the period

     b    =    net expenses accrued for the period

     c    =    the average daily number of shares outstanding during the period that were entitled to receive dividends

     d    =    the maximum offering price per share on the last day of the period

For purposes of calculating interest earned on debt obligations as provided in item "a" above:

     (i) The yield to maturity of each obligation held by the fund is computed based on the market value of the obligation (including actual accrued interest, if any) at the close of business each day during the 30-day base period, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest, if any) on settlement date, and with respect to obligations sold during the month the sale price (plus actual accrued interest, if any) between the trade and settlement dates.

     (ii) The yield to maturity of each obligation is then divided by 360 and the resulting quotient is multiplied by the market value of the obligation (including actual accrued interest, if any) to determine the interest income on the obligation for each day. The yield to maturity calculation has been made on each obligation during the 30 day base period.

     (iii)Interest earned on all debt obligations during the 30-day or one month period is then totaled.

     (iv) The maturity of an obligation with a call provision(s) is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

With respect to the treatment of discount and premium on mortgage- or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), the fund accounts for gain or loss attributable to actual monthly pay downs as an increase or decrease to interest income during the period. In addition, the fund may elect (i) to amortize the discount or premium remaining on a security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if the weighted average maturity date is not available, or (ii) not to amortize the remaining discount or premium on a security.


For purposes of computing yield, interest income is recognized by accruing 1/360 of the stated interest rate of each obligation in the fund's portfolio each day that the obligation is in the portfolio. Expenses of Class A, Class B and Class C accrued during any base period, if any, pursuant to the respective Distribution Plans are included among the expenses accrued during the base period.


STANDARDIZED AVERAGE ANNUAL TOTAL RETURN QUOTATIONS

One of the primary methods used to measure the performance of a class of the fund is "total return." Total return will normally represent the percentage change in value of an account, or of a hypothetical investment in a class of the fund, over any period up to the lifetime of that class of the fund. Total return calculations will usually assume the reinvestment of all dividends and capital gain distributions and will be expressed as a percentage increase or decrease from an initial value for the entire period or for one or more specified periods within the entire period. Total return percentages for periods of less than one year will usually be annualized; total return percentages for periods longer than one year will usually be accompanied by total return percentages for each year within the period and/or by the average annual compounded total return for the period. The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance. Performance may also be portrayed in terms of cash or investment values without percentages. Past performance cannot guarantee any particular future result.

The fund's average annual total return quotations for each of its classes as that information may appear in the fund's prospectuses, this statement of additional information or in advertising are calculated by standard methods prescribed by the SEC.

Average annual total return quotations for each class of shares are computed by finding the average annual compounded rates of return that would cause a hypothetical investment in the class made on the first day of a designated period (assuming all dividends and distributions are reinvested) to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

          P(1+T)n = ERV

Where:

     P = a hypothetical initial payment of $1,000, less the maximum sales load of $45.00 for Class A shares or the maximum sales load of $10.00 for Class C shares or the deduction of the CDSC for Class B, Class C and Class R shares at the end of the period

     T    =    average annual total return

     n    =    number of years

     ERV = ending redeemable value of the hypothetical $1,000 initial payment made at the beginning of the designated period (or fractional portion thereof)

For purposes of the above computation, it is assumed that all dividends and distributions made by the fund are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts of a particular class of shares are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to a class' mean account size.

See Annual Fee, Expense and Other Information for the annual total returns for each class of fund shares as of the most recently completed fiscal year.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN QUOTATIONS (AFTER TAXES ON
DISTRIBUTIONS)

Average annual total return quotations (after taxes on distributions) are computed by finding the average annual compounded rate of return (after taxes on distributions) that would cause a hypothetical investment in the class made on the first day of the period (assuming all dividends and distributions are reinvested) to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

         P(1+T)n = ATVD

         Where:

         P        =        a hypothetical initial payment of $1,000

         T        =        average annual total return (after taxes on
                           distributions)

         n        =        number of years

         ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The taxes due on any distributions by the fund are calculated by applying the highest historical individual U.S. federal income tax rates and do not reflect the impact of state or local taxes. Actual after tax returns depend upon an investors tax situation and may differ from those used to compute the quotations. After tax returns will vary by class of shares. The taxable amount and tax character of each distribution specified by the fund on the dividend declaration date are generally used in these calculations but may be adjusted to reflect subsequent recharacterizations of distributions. The distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date. The calculation disregards any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions and credits at various income levels; and the impact of the federal alternative minimum tax.

For purposes of the above computation, it is assumed that all dividends and distributions made by the fund are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts of a particular class of shares are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to a class' mean account size.

See Annual Fee, Expense and Other Information for the annual total returns (after taxes on distributions) for each class of fund shares as of the most recently completed fiscal year.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN QUOTATIONS (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)

Average annual total return quotations (after taxes on distributions and redemptions) are computed by finding the average annual compounded rate of return (after taxes on distributions and redemptions) that would cause a hypothetical investment in the class made on the first day of the period (assuming all dividends and distributions are reinvested) to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

         P(1 + T)n         =        ATVDR

         Where:

         P        =        a hypothetical initial payment of $1,000

         T        =        average annual total return (after taxes on
                           distributions and redemption)

         n        =        number of years

         ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption

The taxes due on any distributions by the fund and redemptions are calculated by applying the highest historical individual U.S. federal income tax rates and do not reflect the impact of state or local taxes. Actual after tax returns depend upon an investors tax situation and may differ from those used to compute the quotations. After tax returns will vary by class of shares. The taxable amount and tax character of each distribution specified by the fund on the dividend declaration date are generally used in these calculations but may be adjusted to reflect subsequent recharacterizations of distributions. The distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date. The calculation disregards any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions and credits at various income levels; and the impact of the federal alternative minimum tax.

The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption are separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The calculations does not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. For example, applicable federal tax laws are used to determine whether and how gains and losses from the sale of shares with different holding periods should be netted, as well as the tax character (e.g., short-term or long-term) of any resulting gains or losses. The calculations assume that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

For purposes of the above computation, it is assumed that all dividends and distributions made by the fund are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts of a particular class of shares are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to a class' mean account size.

See Annual Fee, Expense and Other Information for the annual total returns (after taxes on distributions and redemptions) for each class of fund shares as of the most recently completed fiscal year.

17.  FINANCIAL STATEMENTS


The fund's financial statements and financial highlights for the fiscal year ended December 31, 2002 from the fund's annual report filed with the SEC on March 5, 2003 (Accession No. 0000831120-03-000021) are incorporated by reference into this statement of additional information. The financial statements and financial highlights have been audited by Ernst & Young LLP, independent auditors, as indicated in their report thereon, appearing and incorporated by reference elsewhere herein, and are included in reliance upon such report given on the authority of Ernst & Young LLP as experts in accounting and auditing.


When the fund issued its December 31, 2001 annual report, Arthur Andersen LLP was the independent accountant for the fund. Arthur Andersen has not consented to be named in the registration statement relating to this statement of additional information and the fund has omitted Arthur Andersen's consent under applicable rules of the SEC because the fund had not already obtained a consent and after reasonable efforts has been unable to do so. The consequences are as follows. Under the 1933 Act, in general, investors acquiring registered securities may sue an accountant that consented to be named in the registration statement for any material misstatement, any materially misleading statement or any omission of a required material fact with respect to the part of the registration statement certified by the accountant. However, in this case, because the consent of Arthur Andersen has not and cannot be obtained, fund shareholders may be unable to bring an action under the 1933 Act against Arthur Andersen with respect to the statement of changes in net assets for the year ended December 31, 2001 and the financial highlights of the fund audited by Arthur Andersen and incorporated by reference into the fund's registration statement. In any event, shareholders will not have the benefit of claiming that those financial statements were included with the consent of Arthur Andersen.

The fund's annual report includes the financial statements referenced above and is available without charge upon request by calling Shareholder Services at 1-800-225-6292.



18.  ANNUAL FEE, EXPENSE AND OTHER INFORMATION

PORTFOLIO TURNOVER


The fund's annual portfolio turnover rate was 76% for the fiscal year ended December 31, 2002.


SHARE OWNERSHIP



As of March 31, 2003, the Trustees and officers of the fund owned beneficially in the aggregate less than 1% of the outstanding shares of the fund. The following is a list of the holders of 5% or more of any class of the fund's outstanding shares as of March 31, 2003:


------------------------------------------------- ------------------- ------------------------ ----------------
RECORD HOLDER                                        SHARE CLASS         NUMBER OF SHARES        % OF CLASS

------------------------------------------------- ------------------- ------------------------ ----------------
------------------------------------------------- ------------------- ------------------------ ----------------


MLPF&S for the Sole Benefit                            Class A             1,145,344.00             6.42
of its Customers 979C0
4800 Deer Lake Drive East 2nd Floor

Jacksonville, FL 32246-6484


------------------------------------------------- ------------------- ------------------------ ----------------
------------------------------------------------- ------------------- ------------------------ ----------------

MLPF&S for the Sole Benefit                            Class B             1,098,241.44             14.59
of its Customers 97DU0
4800 Deer Lake Drive East 2nd Floor

Jacksonville, FL 32246-6484
------------------------------------------------- ------------------- ------------------------ ----------------
------------------------------------------------- ------------------- ------------------------ ----------------

------------------------------------------------- ------------------- ------------------------ ----------------
------------------------------------------------- ------------------- ------------------------ ----------------


Merrill Lynch, Pierce, Fenner &                        Class C             1,037,375.81             22.05
    Smith Incorporated 97JL0

For the Sole Benefit of its Customers
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL 32246-6484


------------------------------------------------- ------------------- ------------------------ ----------------


TRUSTEE OWNERSHIP OF SHARES OF THE FUND AND OTHER PIONEER FUNDS



The following table indicates the value of shares that each Trustee beneficially owned in the fund and Pioneer Funds in the aggregate as of December 31, 2002.
Beneficial ownership is determined in accordance with SEC rules. The share value of any closed-end fund is based on its closing market price on December 31, 2002. The share value of any open-end Pioneer Fund is based on the net asset value of the class of shares on December 31, 2002. The dollar ranges in this table are in accordance with SEC requirements.


------------------------------------ --------------------------- -------------------------------------------
                                                                 AGGREGATE DOLLAR RANGE OF EQUITY
                                     DOLLAR RANGE OF EQUITY      SECURITIES IN ALL REGISTERED INVESTMENT
NAME OF  TRUSTEE                     SECURITIES IN THE FUND      COMPANIES IN THE PIONEER FAMILY OF FUNDS
------------------------------------ --------------------------- -------------------------------------------
------------------------------------ --------------------------- -------------------------------------------
INTERESTED TRUSTEES
------------------------------------ --------------------------- -------------------------------------------
------------------------------------ --------------------------- -------------------------------------------
John F. Cogan, Jr.                   Over $100,000               Over $100,000
------------------------------------ --------------------------- -------------------------------------------
------------------------------------ --------------------------- -------------------------------------------

Daniel T. Geraci*                    None                        $1-$10,000

------------------------------------ --------------------------- -------------------------------------------
------------------------------------ --------------------------- -------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------ --------------------------- -------------------------------------------
------------------------------------ --------------------------- -------------------------------------------
Mary K. Bush                         $1-$10,000                  $10,001-$50,000
------------------------------------ --------------------------- -------------------------------------------
------------------------------------ --------------------------- -------------------------------------------
Richard H. Egdahl, M.D.              None                        $50,001-$100,000
------------------------------------ --------------------------- -------------------------------------------
------------------------------------ --------------------------- -------------------------------------------

Margaret B.W. Graham                 None.                       $10,001-$50,000

------------------------------------ --------------------------- -------------------------------------------
------------------------------------ --------------------------- -------------------------------------------
Marguerite A. Piret                  None                        $50,001-$100,000
------------------------------------ --------------------------- -------------------------------------------
------------------------------------ --------------------------- -------------------------------------------
Stephen K. West                      None                        $50,001-$100,000
------------------------------------ --------------------------- -------------------------------------------
------------------------------------ --------------------------- -------------------------------------------
John Winthrop                        $10,001-$50,000             Over $100,000
------------------------------------ --------------------------- -------------------------------------------


* Mr. Geraci resigned as Trustee on April 30, 2003.



COMPENSATION OF OFFICERS AND TRUSTEES

The following table sets forth certain information with respect to the compensation of each Trustee of the fund.

---------------------------------- --------------------- ---------------------- ----------------------------
                                                         PENSION OR
                                                         RETIREMENT BENEFITS    TOTAL COMPENSATION FROM
                                                         ACCRUED AS PART OF     THE FUND AND OTHER PIONEER
                                   AGGREGATE             FUND EXPENSES          FUNDS***
                                   COMPENSATION FROM
NAME OF TRUSTEE                    FUND**
---------------------------------- --------------------- ---------------------- ----------------------------
---------------------------------- --------------------- ---------------------- ----------------------------
INTERESTED TRUSTEES:
---------------------------------- --------------------- ---------------------- ----------------------------
---------------------------------- --------------------- ---------------------- ----------------------------

John F. Cogan, Jr*.                      $500.00                 $0.00                  $17,000.00

---------------------------------- --------------------- ---------------------- ----------------------------
---------------------------------- --------------------- ---------------------- ----------------------------

Daniel T. Geraci* +                       500.00                 0.00                    17,000.00

---------------------------------- --------------------- ---------------------- ----------------------------
---------------------------------- --------------------- ---------------------- ----------------------------
INDEPENDENT TRUSTEES:
---------------------------------- --------------------- ---------------------- ----------------------------
---------------------------------- --------------------- ---------------------- ----------------------------

Mary K. Bush                              995.02                 0.00                   103,625.00

---------------------------------- --------------------- ---------------------- ----------------------------
---------------------------------- --------------------- ---------------------- ----------------------------

Richard H. Egdahl, M.D.                   995.02                 0.00                    99,375.00

---------------------------------- --------------------- ---------------------- ----------------------------
---------------------------------- --------------------- ---------------------- ----------------------------

Margaret B.W. Graham                      995.02                 0.00                   103,625.00

---------------------------------- --------------------- ---------------------- ----------------------------
---------------------------------- --------------------- ---------------------- ----------------------------

Marguerite A. Piret                       995.02                 0.00                   122,750.00

---------------------------------- --------------------- ---------------------- ----------------------------
---------------------------------- --------------------- ---------------------- ----------------------------

Stephen K. West                           995.02                 0.00                   105,750.00

---------------------------------- --------------------- ---------------------- ----------------------------
---------------------------------- --------------------- ---------------------- ----------------------------

John Winthrop                             995.02                 0.00                   110,500.00
                                                                 -

---------------------------------- --------------------- ---------------------- ----------------------------
---------------------------------- --------------------- ---------------------- ----------------------------

TOTAL:                                  $6,970.12                                       $679,625.00

---------------------------------- --------------------- ---------------------- ----------------------------


* Under the management contract, Pioneer reimburses the fund for any Interested Trustee fees paid by the fund.
**   For the fiscal year ended December 31, 2002
***   For the calendar year ended December 31, 2002. There are 50 U.S.
registered investment portfolios in the  Pioneer Family of Funds.
+    Mr. Geraci resigned as Trustee on April 30, 2003.





APPROXIMATE MANAGEMENT FEES THE FUND PAID OR OWED PIONEER

------------------------------------------------------------------------
FOR THE FISCAL YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------
---------------------------------------- ---------- --------------------

2002                                     2001       2000

---------------------------------------- ---------- --------------------
---------------------------------------- ---------- --------------------

$855,400*                                $521,687*  $441,404*

---------------------------------------- ---------- --------------------
---------------------------------------- ---------- --------------------

---------------------------------------- ---------- --------------------


*An expense limitation was in effect during the fiscal years ended December 31, 2002, 2001 and 2000 . In the absence of the expense limitation, the fund would have paid $ 1,016,464, $669,860 and $591,475 in management fees for such periods.


FEES THE FUND PAID TO PIONEER UNDER THE ADMINISTRATION AGREEMENT

-----------------------------------------------------------------------------
FOR THE FISCAL YEARS ENDED DECEMBER 31,
-----------------------------------------------------------------------------
---------------------------------------- --------------- --------------------

2002                                     2001            2000

---------------------------------------- --------------- --------------------
---------------------------------------- --------------- --------------------

$37,500                                  $33,555         $25,441

---------------------------------------- --------------- --------------------

CARRYOVER OF DISTRIBUTION EXPENSES


As of December 31, 2002 there was carryover of $239,310 in distribution expenses under the Class A Plan.


APPROXIMATE NET UNDERWRITING COMMISSIONS RETAINED BY PFD (CLASS A)

--------------------------------------------------------------------------
FOR THE FISCAL YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------
---------------------------------------- -------------- ------------------

2002                                     2001           2000

---------------------------------------- -------------- ------------------
---------------------------------------- -------------- ------------------

$59,603                                  $34,683        $4,630

---------------------------------------- -------------- ------------------
---------------------------------------- -------------- ------------------

---------------------------------------- -------------- ------------------
--------------------------------------------------------------------------

APPROXIMATE COMMISSIONS REALLOWED TO DEALERS (CLASS A)


FOR THE FISCAL YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------
---------------------------------------- ----------------- ---------------

2002                                     2001              2000

---------------------------------------- ----------------- ---------------
---------------------------------------- ----------------- ---------------

$1,003,279                               $460,030          $0

---------------------------------------- ----------------- ---------------
---------------------------------------- ----------------- ---------------

---------------------------------------- ----------------- ---------------

APPROXIMATE COMMISSIONS REALLOWED TO DEALERS (CLASS C)


------------------------------------------------------------------------

FOR THE FISCAL YEARS ENDED DECEMBER 31,

------------------------------------------------------------------------
---------------------------------------- ------------- -----------------

2002                                     2001          2000

---------------------------------------- ------------- -----------------
---------------------------------------- ------------- -----------------

$158,113                                 10,223        N/A

---------------------------------------- ------------- -----------------

FUND EXPENSES UNDER THE DISTRIBUTION PLANS

-------------------------------------------------------- ------------------

FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002

-------------------------------------------------------- ------------------
------------------------------------- ------------------ ------------------
CLASS A PLAN                          CLASS B PLAN       CLASS C PLAN
------------------------------------- ------------------ ------------------
------------------------------------- ------------------ ------------------

------------------------------------- ------------------ ------------------
------------------------------------- ------------------ ------------------

$355,270                              $426,287           $185,561

------------------------------------- ------------------ ------------------

CDSCS


During the fiscal year ended December 31, 2002, CDSCs in the amount of $186,396 were paid to PFD.


APPROXIMATE BROKERAGE AND UNDERWRITING COMMISSIONS (PORTFOLIO TRANSACTIONS)

None.

CAPITAL LOSS CARRYFORWARDS


As of the end of its most recent taxable year, the fund had a capital loss carryforward of $5,930,850 which will expire between 2003 and 2009 if not utilized.



AVERAGE ANNUAL TOTAL RETURNS (December 31, 2002)

-------------------------------------- --------------------------------------------------------------------
                                                         AVERAGE ANNUAL TOTAL RETURN (%)
-------------------------------------- --------------------------------------------------------------------
------------------------------------ ------------- ---------------- --------------- -------------- --------------
                                                                                    SINCE          INCEPTION
CLASS OF SHARES                      ONE YEAR      FIVE YEARS       TEN YEARS       INCEPTION      DATE
------------------------------------ ------------- ---------------- --------------- -------------- --------------
------------------------------------ ------------- ---------------- --------------- -------------- --------------

Class A Shares                                                                                     6/1/88
Return before taxes                      4.85           5.41            5.83            6.94
Return after taxes on distributions
Return after taxes on                    3.03           3.15            3.31            4.38
distributions and sale of shares         2.93           3.16            3.35            4.37

Class B Shares                                                                                     4/29/94
Return before taxes                      4.82           5.39             N/A            5.86
Return after taxes on distributions      3.14           3.40             N/A            3.67
Return after taxes on
distributions and sale of shares         2.92           3.30             N/A            3.59

Class C Shares                                                                                     1/31/96
Return before taxes                      7.82           5.36             N/A            5.13
Return after taxes
on distributions                         6.15           3.41             N/A            3.07
Return after taxes
on distributions and
sale of shares                           4.77           3.30             N/A            3.05


- ------------- ---------------- --------------- -------------- --------------

-------------------------------------------------------------------------------
STANDARDIZED 30-DAY YIELD (DECEMBER 31, 2002)
-------------------------------------------------------------------------------
------------------------------------ -------------------------

CLASS OF SHARES                             YIELD (%)
------------------------------------ -------------------------
------------------------------------ -------------------------

Class A                                        3.52
Class B                                        2.90
Class C                                        2.94
------------------------------------ -------------------------

-------------------------------------------------------------------------------
STANDARDIZED 30-DAY YIELD (DECEMBER 31, 2002) (ABSENT EXPENSE LIMITATION)
-------------------------------------------------------------------------------
------------------------------------ -------------------------

CLASS OF SHARES                             YIELD (%)
------------------------------------ -------------------------
------------------------------------ -------------------------

Class A                                        3.44
Class B                                        2.84
Class C                                        2.88
------------------------------------ -------------------------


19. APPENDIX A - DESCRIPTION OF SHORT-TERM DEBT, CORPORATE BOND AND PREFERRED STOCK RATINGS1


MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") PRIME RATING SYSTEM


Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries. High rates of return on funds employed.
Conservative capitalization structure with moderate reliance on debt and ample asset protection. Broad margins in earnings coverage of fixed financial charges and high internal cash generation. Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuers rated Not Prime do not fall within any of the Prime rating categories.

In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

MOODY'S DEBT RATINGS

Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties. 2) Notes allowing for negative coupons, or negative principal.
3) Notes containing any provision which could obligate the investor to make any additional payments.

Market participants must determine whether any particular note is rated, and if so, at what rating level.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S SHORT-TERM ISSUE CREDIT RATINGS

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

STANDARD & POOR'S LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based, in varying degrees, on the following considerations:

o Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
o        Nature of and provisions of the obligation;
o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is CURRENTLY HIGHLY VULNERABLE to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS

Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.


The ratings indicated herein are believed to be the most recent ratings available at the date of this statement of additional information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund's fiscal year-end.



20.  APPENDIX B - PERFORMANCE STATISTICS


                          PIONEER AMERICA INCOME TRUST
                                 CLASS A SHARES

----------------- -------------- ------------- ---------------- --------------- -------------- --------------
                                               SALES CHARGE                     NET ASSET      INITIAL NET
                  INITIAL        OFFERING      INCLUDED         SHARES          VALUE PER      ASSET VALUE
DATE              INVESTMENT     PRICE                          PURCHASED       SHARE
----------------- -------------- ------------- ---------------- --------------- -------------- --------------
----------------- -------------- ------------- ---------------- --------------- -------------- --------------

----------------- -------------- ------------- ---------------- --------------- -------------- --------------
----------------- -------------- ------------- ---------------- --------------- -------------- --------------
6/1/88            $10,000        $10.47        4.50%            955.110         $10.0000       $9,550
----------------- -------------- ------------- ---------------- --------------- -------------- --------------

                                 VALUE OF SHARES
                    (DIVIDENDS AND CAPITAL GAINS REINVESTED)

----------------------- --------------------- ------------------- ---------------------- --------------------
                                                    FROM CAPITAL                   FROM
                             FROM INVESTMENT    GAINS REINVESTED              DIVIDENDS
DATE                                                                         REINVESTED          TOTAL VALUE
----------------------- --------------------- ------------------- ---------------------- --------------------
----------------------- --------------------- ------------------- ---------------------- --------------------

----------------------- --------------------- ------------------- ---------------------- --------------------
----------------------- --------------------- ------------------- ---------------------- --------------------
12/31/90                              $9,580                  $0                 $2,463              $12,043
----------------------- --------------------- ------------------- ---------------------- --------------------
----------------------- --------------------- ------------------- ---------------------- --------------------
12/31/91                              $9,876                  $0                 $3,616              $13,492
----------------------- --------------------- ------------------- ---------------------- --------------------
----------------------- --------------------- ------------------- ---------------------- --------------------
12/31/92                              $9,809                  $0                 $4,597              $14,406
----------------------- --------------------- ------------------- ---------------------- --------------------
----------------------- --------------------- ------------------- ---------------------- --------------------
12/31/93                             $10,009                 $52                 $5,652              $15,713
----------------------- --------------------- ------------------- ---------------------- --------------------
----------------------- --------------------- ------------------- ---------------------- --------------------
12/31/94                              $8,987                 $47                 $6,055              $15,089
----------------------- --------------------- ------------------- ---------------------- --------------------
----------------------- --------------------- ------------------- ---------------------- --------------------
12/31/95                              $9,741                 $51                 $7,721              $17,513
----------------------- --------------------- ------------------- ---------------------- --------------------
----------------------- --------------------- ------------------- ---------------------- --------------------
12/31/96                              $9,331                 $49                 $8,535              $17,915
----------------------- --------------------- ------------------- ---------------------- --------------------
----------------------- --------------------- ------------------- ---------------------- --------------------
12/31/97                              $9,485                 $49                 $9,906              $19,440
----------------------- --------------------- ------------------- ---------------------- --------------------
----------------------- --------------------- ------------------- ---------------------- --------------------
12/31/98                              $9,646                 $50                $11,255              $20,951
----------------------- --------------------- ------------------- ---------------------- --------------------
----------------------- --------------------- ------------------- ---------------------- --------------------
12/31/99                              $8,883                 $46                $11,493              $20,422
----------------------- --------------------- ------------------- ---------------------- --------------------
----------------------- --------------------- ------------------- ---------------------- --------------------
12/31/00                              $9,322                 $48                $13,417              $22,787
----------------------- --------------------- ------------------- ---------------------- --------------------
----------------------- --------------------- ------------------- ---------------------- --------------------
12/31/01                              $9,255                 $48                $14,875              $24,178
----------------------- --------------------- ------------------- ---------------------- --------------------
----------------------- --------------------- ------------------- ---------------------- --------------------
12/31/02                              $9,809                $102                $16,672              $26,583
----------------------- --------------------- ------------------- ---------------------- --------------------


Past performance does not guarantee future results. Return and share price fluctuate and your shares when redeemed may be worth more or less than your original cost.

                           PIONEER AMERICA INCOME TRUST
                                 CLASS B SHARES




----------------- -------------- ------------- ---------------- --------------- -------------- --------------
                                               SALES CHARGE                     NET ASSET      INITIAL NET
                  INITIAL        OFFERING      INCLUDED         SHARES          VALUE PER      ASSET VALUE
DATE              INVESTMENT     PRICE                          PURCHASED       SHARE
----------------- -------------- ------------- ---------------- --------------- -------------- --------------
----------------- -------------- ------------- ---------------- --------------- -------------- --------------

----------------- -------------- ------------- ---------------- --------------- -------------- --------------
----------------- -------------- ------------- ---------------- --------------- -------------- --------------
4/29/94           $10,000        $9.8500       0.00%            1,015.228       $9.8500        $10,000
----------------- -------------- ------------- ---------------- --------------- -------------- --------------

                                 VALUE OF SHARES
                    (DIVIDENDS AND CAPITAL GAINS REINVESTED)

----------------- ---------------- ----------------- --------------- ----------------- --------------- --------------
                                       FROM CAPITAL            FROM
                  FROM INVESTMENT  GAINS REINVESTED       DIVIDENDS  CDSC IF REDEEMED     TOTAL VALUE
DATE                                                     REINVESTED                                           CDSC %
----------------- ---------------- ----------------- --------------- ----------------- --------------- --------------
----------------- ---------------- ----------------- --------------- ----------------- --------------- --------------

----------------- ---------------- ----------------- --------------- ----------------- --------------- --------------
----------------- ---------------- ----------------- --------------- ----------------- --------------- --------------
12/31/94                   $9,543                $0            $400              $382          $9,561           4.00
----------------- ---------------- ----------------- --------------- ----------------- --------------- --------------
----------------- ---------------- ----------------- --------------- ----------------- --------------- --------------
12/31/95                  $10,324                $0          $1,118              $400         $11,042           4.00
----------------- ---------------- ----------------- --------------- ----------------- --------------- --------------
----------------- ---------------- ----------------- --------------- ----------------- --------------- --------------
12/31/96                   $9,898                $0          $1,726              $297         $11,327           3.00
----------------- ---------------- ----------------- --------------- ----------------- --------------- --------------
----------------- ---------------- ----------------- --------------- ----------------- --------------- --------------
12/31/97                  $10,050                $0          $2,458              $300         $12,208           3.00
----------------- ---------------- ----------------- --------------- ----------------- --------------- --------------
----------------- ---------------- ----------------- --------------- ----------------- --------------- --------------
12/31/98                  $10,223                $0          $3,171              $200         $13,194           2.00
----------------- ---------------- ----------------- --------------- ----------------- --------------- --------------
----------------- ---------------- ----------------- --------------- ----------------- --------------- --------------
12/31/99                   $9,421                $0          $3,539               $94         $12,866           1.00
----------------- ---------------- ----------------- --------------- ----------------- --------------- --------------
----------------- ---------------- ----------------- --------------- ----------------- --------------- --------------
12/31/00                   $9,888                $0          $4,456                $0         $14,344           0.00
----------------- ---------------- ----------------- --------------- ----------------- --------------- --------------
----------------- ---------------- ----------------- --------------- ----------------- --------------- --------------
12/31/01                   $9,797                $0          $5,249                $0         $15,046           0.00
----------------- ---------------- ----------------- --------------- ----------------- --------------- --------------
----------------- ---------------- ----------------- --------------- ----------------- --------------- --------------
12/31/02                  $10,355                $0          $6,033                $0         $16,388           0.00
----------------- ---------------- ----------------- --------------- ----------------- --------------- --------------

Past performance does not guarantee future results. Return and share price fluctuate and your shares when redeemed may be worth more or less than your original cost.

                                 CLASS C SHARES

----------------- -------------- ------------- ---------------- ----------------                -------------- --------------
                                               SALES CHARGE                     NET ASSET      INITIAL NET
                  INITIAL        OFFERING      INCLUDED         SHARES          VALUE PER      ASSET VALUE
DATE              INVESTMENT     PRICE                          PURCHASED       SHARE
----------------- -------------- ------------- ----------------                 -------------- --------------
----------------- -------------- ------------- ----------------                 -------------- --------------

----------------- -------------- ------------- ---------------- --------------- -------------- --------------
----------------- -------------- ------------- ---------------- --------------- -------------- --------------
1/31/96           $10,000        $10.26        1.00%            974.659         $10.16         $9,903
----------------- -------------- ------------- ---------------- --------------- -------------- --------------

                                 VALUE OF SHARES
                    (DIVIDENDS AND CAPITAL GAINS REINVESTED)

----------------- ---------------- ----------------- --------------- ----------------- --------------- --------------
                                       FROM CAPITAL            FROM
                  FROM INVESTMENT  GAINS REINVESTED       DIVIDENDS  CDSC IF REDEEMED     TOTAL VALUE
DATE                                                     REINVESTED                                           CDSC %
----------------- ---------------- ----------------- --------------- ----------------- --------------- --------------
----------------- ---------------- ----------------- --------------- ----------------- --------------- --------------

----------------- ---------------- ----------------- --------------- ----------------- --------------- --------------
----------------- ---------------- ----------------- --------------- ----------------- --------------- --------------
12/31/96                   $9,493                $0            $512               $99         $10,005           1.00
----------------- ---------------- ----------------- --------------- ----------------- --------------- --------------
----------------- ---------------- ----------------- --------------- ----------------- --------------- --------------
12/31/97                   $9,649                $0          $1,135                $0         $10,784           0.00
----------------- ---------------- ----------------- --------------- ----------------- --------------- --------------
----------------- ---------------- ----------------- --------------- ----------------- --------------- --------------
12/31/98                   $9,815                $0          $1,734                $0         $11,549           0.00
----------------- ---------------- ----------------- --------------- ----------------- --------------- --------------
----------------- ---------------- ----------------- --------------- ----------------- --------------- --------------
12/31/99                   $9,045                $0          $2,136                $0         $11,181           0.00
----------------- ---------------- ----------------- --------------- ----------------- --------------- --------------
----------------- ---------------- ----------------- --------------- ----------------- --------------- --------------
12/31/00                   $9,493                $0          $2,864                $0         $12,357           0.00
----------------- ---------------- ----------------- --------------- ----------------- --------------- --------------
----------------- ---------------- ----------------- --------------- ----------------- --------------- --------------
12/31/01                   $9,444                $0          $3,538                $0         $12,982           0.00
----------------- ---------------- ----------------- --------------- ----------------- --------------- --------------
----------------- ---------------- ----------------- --------------- ----------------- --------------- --------------
12/31/02                   $9,980                $0          $4,160                $0         $14,140           0.00
----------------- ---------------- ----------------- --------------- ----------------- --------------- --------------

Past performance does not guarantee future results. Return and share price fluctuate and your shares when redeemed may be worth more or less than your original cost.

 COMPARATIVE PERFORMANCE INDEX DESCRIPTIONS

The following securities indices are well known, unmanaged measures of market performance. Advertisements and sales literature for the fund may refer to these indices or may present comparisons between the performance of the fund and one or more of the indices. Other indices may also be used if appropriate. The indices are not available for direct investment. The data presented are not meant to be indicative of the performance of the fund, do not reflect past performance and do not guarantee future results.

STANDARD &POOR'S 500 INDEX. The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market.

DOW JONES INDUSTRIAL AVERAGE. This is a total return index based on the performance of stocks of 30 blue chip companies widely held by individuals and institutional investors. The index serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods.

U.S. INFLATION. The Consumer Price Index for All Urban Consumers (CPI-U), not seasonally adjusted, is used to measure inflation, which is the rate of change of consumer goods prices. Prior to January 1978, the Consumer Price Index (as compared with CPI-U) was used. Both inflation measures are constructed by the U.S. Department of Labor, Bureau of Labor Statistics, Washington, DC.

S&P/BARRA INDEXES. The S&P/Barra Growth and Value Indexes are constructed by dividing the stocks in the S&P 500 Index according to price-to-book ratios. The Growth Index contains stocks with higher price-to-book ratios, and the Value Index contains stocks with lower price-to-book ratios. Both indexes are market capitalization weighted.

MERRILL LYNCH HIGH YIELD MASTER II INDEX. The Merrill Lynch High Yield Master II Index is a broad-based measure of the performance of the non-investment grade U.S. domestic bond market.

MERRILL LYNCH INDEX OF CONVERTIBLE BONDS (SPECULATIVE QUALITY). The Merrill Lynch Index of Convertible Bonds (Speculative Quality) is a market-capitalization weighted index including mandatory and non-mandatory domestic corporate convertible securities.

MERRILL LYNCH GLOBAL HIGH YIELD INDEX. The Merrill Lynch Global High Yield Index
is  a  broad-based   measure  of  the  performance  of  the  U.S.  and  non-U.S.
non-investment grade bond markets.

LONG-TERM U.S. GOVERNMENT BONDS. The total returns on long-term government bonds after 1977 are constructed with data from The Wall Street Journal and are calculated as the change in the flat price or and-interest price. From 1926 to 1976, data are obtained from the government bond file at the Center for Research in Security Prices (CRSP), Graduate School of Business, University of Chicago.

INTERMEDIATE-TERM U.S. GOVERNMENT BONDS. Total returns of intermediate-term government bonds after 1987 are calculated from The Wall Street Journal prices, using the change in flat price. Returns from 1934 to 1986 are obtained from the CRSP government bond file.

MORGAN STANLEY CAPITAL INTERNATIONAL ("MSCI") INDICES: These unmanaged indices are in U.S. dollar terms with or without dividends reinvested and measure the performance of developed and emerging stock markets in individual countries and regions around the world.

MSCI EUROPE, AUSTRALASIA, FAR EAST (EAFE) INDEX. The MSCI EAFE Index is a widely recognized capitalization-weighted measure of 22 international stock markets.

MSCI EMERGING MARKETS FREE INDEX. The MSCI Emerging Markets Free Index is an unmanaged, capitalization-weighted measure of securities trading in emerging markets; it reflects only those securities available to foreign investors.

MSCI WORLD INDEX. The MSCI World Index is a widely recognized capitalization-weighted index of stocks traded in the United States and in the 22 countries represented in the MSCI EAFE Index.

MSCI ALL COUNTRY (AC) WORLD FREE EX USA INDEX. The MSCI AC World Free ex USA Index is a widely recognized capitalization-weighted index of stocks traded in securities markets outside of the U.S.

MSCI EUROPE INDEX. The MSCI Europe Index is a capitalization-weighted index of the 15 European country indexes included in the MSCI EAFE Index. These countries are: Austria, Belgium Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

6-MONTH CDS. Data sources include the Federal Reserve Bulletin and The Wall Street Journal.

LONG-TERM U.S. CORPORATE BONDS. Since 1969, corporate bond total returns are represented by the Salomon Brothers Long-Term High-Grade Corporate Bond Index. As most large corporate bond transactions take place over-the-counter, a major dealer is the natural source of these data. The index includes nearly all Aaa- and Aa-rated bonds with at least 10 years to maturity.

LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX. The Lehman Brothers Government/Credit Bond Index is an unmanaged, composite index of the U.S. bond market. It contains all Treasury and government agency securities, investment grade corporate bonds and Yankee bonds.

LEHMAN BROTHERS GOVERNMENT BOND INDEX. The Lehman Brothers Government Bond Index is an unmanaged measure of the performance of U.S. Treasury debt, all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government.

LEHMAN BROTHERS MORTGAGE-BACKED INDEX. The Lehman Brothers Mortgage-Backed Index is an unmanaged index including 15- and 30-year fixed rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association
(FNMA).

LEHMAN BROTHERS MUNICIPAL BOND INDEX. The Lehman Brothers Municipal Bond Index is an unmanaged measure of approximately 15,000 municipal bonds. Bonds in the index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years.

LEHMAN BROTHERS U.S. UNIVERSAL INDEX. The Lehman Brothers U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded.

U.S. (30-DAY) TREASURY BILLS. For the U.S. Treasury Bill Index, data from The Wall Street Journal are used after 1977; the CRSP government bond file is the source until 1976.

NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUSTS ("NAREIT") EQUITY REIT INDEX. All of the data are based upon the last closing price of the month for all tax-qualified REITs listed on the NYSE, AMEX and Nasdaq. The data are market-value-weighted.

RUSSELL U.S. EQUITY INDEXES:

RUSSELL 3000(R)INDEX. Measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

RUSSELL 1000(R) INDEX. Measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

RUSSELL 2000(R) INDEX. Measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

RUSSELL MIDCAP(R) INDEX. Measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index.

RUSSELL 3000(R) GROWTH INDEX. Measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes.

RUSSELL 3000(R) VALUE INDEX. Measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.

RUSSELL 1000(R) GROWTH INDEX. Measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 1000(R) VALUE INDEX. Measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 2000(R) GROWTH INDEX. Measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 2000(R) VALUE INDEX. Measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

RUSSELL MIDCAP(R) GROWTH INDEX. Measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth index.

RUSSELL MIDCAP(R) VALUE INDEX. Measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value index.

WILSHIRE REAL ESTATE SECURITIES INDEX. The Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as real estate investment trusts (REITs) and real estate operating companies (REOCs). The index is capitalization-weighted and is rebalanced monthly. Returns are calculated on a buy and hold basis.

STANDARD & POOR'S MIDCAP 400 INDEX. The Standard & Poor's MidCap 400 Index is an unmanaged measure of 400 domestic stocks chosen for market size, liquidity and industry group representation.

LIPPER INDEXES: These indexes represent equally weighted performance, adjusted for capital gain distributions and income dividends, of mutual funds that are considered peers of the Pioneer mutual funds. Lipper, Inc. is an independent firm that tracks mutual fund performance.

LIPPER GROWTH AND INCOME FUND INDEX. The Lipper Growth and Income Fund Index is a measure of the investment performance of mutual funds with a growth and income investment objective.

LIPPER GROWTH FUND INDEX. The Lipper Growth Fund Index is a measure of the investment performance of mutual funds with a growth investment objective.

LEHMAN BROTHERS AGGREGATE BOND INDEX. The Lehman Brothers Aggregate Bond Index is a widely recognized market value-weighted measure of government and corporate securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-based securities.

BANK SAVINGS ACCOUNT. Data sources include the U.S. League of Savings Institutions Sourcebook; average annual yield on savings deposits in FSLIC [FDIC] insured savings institutions for the years 1963 to 1987; and The Wall Street Journal thereafter.

NASDAQ COMPOSITE INDEX. The Nasdaq Composite Index is a capitalization-weighted index based on the total market value of all the issues that compose it. It reflects the performance of more than 4,000 companies.


Sources: Dow Jones & Company, Inc., Ibbotson Associates, Morgan Stanley Capital International, NAREIT, Frank Russell Company, Wilshire Associates Incorporated, Towers Data Systems, Lipper, Inc. and PIM-USA



21.      APPENDIX C - OTHER PIONEER INFORMATION

The Pioneer group of mutual funds was established in 1928 with the creation of Pioneer Fund. Pioneer is one of the oldest and most experienced money managers in the U.S.

As of December 31, 2002, Pioneer and its investment management affiliate, Pioneer Investment Management Limited, employed a professional investment staff of approximately 180.

Total assets of all Pioneer U.S. mutual funds at December 31, 2002, were approximately $22 billion representing 1,378,162 shareholder accounts, including 898,430, non-retirement accounts and 479,732 retirement accounts.


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1The ratings indicated herein are believed to be the most recent ratings available at the date of this statement of additional information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund's fiscal year-end.